                              STATE FARM ASSOCIATES
                                   FUNDS TRUST

                                  ANNUAL REPORT

                                ________________

                                November 30, 2002



                                   Growth Fund


                                  Balanced Fund


                                  Interim Fund


                               Municipal Bond Fund

                               Table of Contents

        Message to Shareowners ........................................  1

        The Economy and Markets .......................................  2

        Management Information ........................................  5

        Report of Independent Auditors ................................  8

        Portfolio of Investments

          State Farm Growth Fund ......................................  9

          State Farm Balanced Fund .................................... 11

          State Farm Interim Fund ..................................... 15

          State Farm Municipal Bond Fund .............................. 16

        Financial Statements

          Statements of Assets and Liabilities ........................ 25

          Statements of Operations .................................... 26

          Statements of Changes in Net Assets ......................... 28

          Notes to Financial Statements ............................... 30

        Financial Highlights .......................................... 34

        Tax Information ............................................... 40

This report must be accompanied or preceded by a prospectus for the State Farm Associates' Funds Trust.
Distributor: State Farm VP Management Corp.

annual report

 Message to Shareowners of State Farm Associates' Funds Trust

     Uncertainty and volatility characterized money and capital markets during the Funds 2002 fiscal year. The U.S. stock market declined again this year while the prices of good quality bonds rose. Stock portfolios of the Growth and Balanced Funds declined in value resulting in negative total returns for the 12 months ended November 30, 2002. Bond prices for good quality bonds rose as interest rates declined. Both the Interim and Municipal Bond Funds generated positive total returns for the fiscal year ended November 30, 2002. Detailed results of all the Funds are covered later in this report.

     With this year's performance, the U.S. stock market, as measured by the S&P 500(R) Index*, has declined for 3 consecutive years. The cumulative total return of the S&P 500 Index for the three years ended November 30, 2002 was (29.8)%. Since 1926, there have been only 2 periods when the stock market declined in 3 or more consecutive calendar years. The first period occurred when the stock market declined for 4 consecutive years beginning with the Great Depression in 1929. For the four years 1929-32, the stock market experienced a cumulative negative total return of (64.2)%. The next occurrence came when the stock market declined 3 consecutive years beginning with the start of World War II in 1939. During this period 1939-41, the stock market had a cumulative negative total return of (20.6)%.

     Since the end of World War II, the most dramatic decline in the stock market occurred in 1973-74 during a period which included a major global recession, the Yom Kippur War in the Mideast, and the Arab oil embargo. The S&P 500 Index showed a cumulative negative total return of (37.2)% in 1973-74.

     While the recent 3-year time span in the stock market has been disappointing, the longer term experience has been favorable. Again, we note the following points which were made in previous messages that should encourage participants in the stock market to pursue long term investment horizon.

     (1) The 18 year period from the beginning of 1982 to the end of 1999 was one of the strongest periods of stock market performance in U.S. history, generating compound average annual returns of 18.5% for the S&P 500. For perspective, if $1 had been invested in the S&P 500 at the beginning of 1982, it would have been worth $21.30 at the end of 1999.

     (2) The 5 year period from the beginning of 1995 to the end of 1999 was the strongest 5 year period in U.S. stock market history since the rebound from the Great Depression in the 1930's. The compound average annual return of the S&P 500 from 1995-99 was 28.5%. If $1 had been invested in the S&P 500 at the beginning of 1995, it would have been worth $3.51 at the end of 1999.

     (3) Even with a cumulative decline of (37.6)% in the S&P 500 over the past 3 years ended December 31, 2002, if $1 had been invested in the stock market at the beginning of 1982, it would have been worth $13.29 at the end of 2002. The compound average annual return of the S&P 500 for the 21 year period from the beginning of 1982 to December 31, 2002 was 13.1% likewise, if $1 had been invested in the S&P 500 at the beginning of 1995, it would have been worth $2.19 on December 31, 2002. The compound average annual return of the S&P 500 for the 8 year period from January 1, 1995 to December 31, 2002 was 10.3%.

     It is important to realize that historical returns are not good predictors of Year term investment results. We are often asked our opinion on the future Year term direction of the stock market. Our candid and honest answer is that we do not know. We do not believe that we can predict the future. We do believe in our capitalistic economic system, and, over the long term, equity investors are usually rewarded by investing in good businesses that are well-managed. Accordingly, our investment strategy is designed around the following tenets which cannot ensure success but do help us avoid many problems.

     (1) We invest in companies that are involved in businesses which we consider to be essential.

     (2)  The portfolios are diversified widely.

     (3)  We invest with a long term horizon.

     (4) We believe that the most important ingredient and asset in business is management skill. We focus on managements' capabilities and their capacity to innovate and compete.

     (5) We invest in firms that we think are well financed, generate cash, and generally pay dividends.

     (6) We focus on risk assessment as well as growth potential when analyzing firms.

     As noted above we evaluate a company's capabilities and capacity to innovate. In well-managed companies, innovation does not wane during difficult business periods. We have found that innovation occurs quite independently of the business cycle. Highly intelligent and motivated people continue to develop remarkable ideas which are financed and implemented by capable managers. We see many such innovations and developments within the common stock portfolios. Some include:

     (1) Eli Lilly has recently received clearance from the Food and Drug Administration to market a novel pharmaceutical called Forteo, which is a bone building agent for patients suffering from osteoporosis. The firm has also received clearance to market a drug called Strattera for treatment of ADHD (Attention Deficit Hyperactivity Disorder).**

     (2) Merck is conducting studies on a vaccine it has discovered for HPV(Human Papillomavirus), which is a leading cause of cervical cancer.**

     (3) BP and ExxonMobil are developing their recent Thunder Horse oil discovery in the Gulf of Mexico, which is the largest hydrocarbon discovery ever made in the Gulf of Mexico.**

     (4) Rio Tinto is developing a large diamond deposit which they discovered in the Northwest Territories of Canada.**

     (5) Walmart is entering the large Japanese general merchandise retail market.**

     (6) Pepsico's Frito-Lay division is developing snack foods which will have a healthy profile.**

     In the fixed-income portfolios of the funds, we strive to purchase good quality bonds of varying maturities. The funds do not purchase high yield or below investment grade bonds. Generally, the funds maintain a laddered bond maturity structure which means significant amounts of bonds are scheduled to mature each year. Your fund managers believe the strategy of purchasing good quality bonds and maintaining laddered maturities is an effective way to provide long-term competitive returns for its investors.

     As always, we encourage investors to follow a disciplined dollar cost averaging investment program over the long term in funds which fit with their objectives and risk tolerances. Although a profit is not assured and this approach does not protect against loss in declining markets, it is particularly important to continue or initiate such a program during periods of market weakness, taking into consideration your financial ability to continue such purchases since an investor can buy a proportionately greater number of shares with a fixed dollar investment.

     We also want to acknowledge that Kurt Moser, Senior Vice President, has retired after contributing 35 years of distinguished service to State Farm(R). Mr. Moser was instrumental in developing an investment philosophy that has served State Farm and investors in State Farm Mutual Funds(R) well over the years. The managers of your funds continue to invest according to the investment philosophy instilled by Mr. Moser. We are deeply indebted to Mr. Moser for his leadership, integrity and business acumen which have contributed to the long-term success of our mutual funds.

       Sincerely,

 /s/ Paul N. Eckley             /s/ Donald E. Heltner

 Paul N. Eckley                 Donald E. Heltner
 Senior Vice President          Vice President

* The S&P 500(R) Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. It is not possible to invest directly in an index. Past performance does not guarantee future results.

** See the Portfolio of Investments for the Funds to review the value of the shares held for each company discussed in comparison with the net assets of the applicable Fund.

The Economy

Recent economic data suggests the economy may be slowly recovering from its doldrums. The Commerce Department revised the third quarter GDP growth rate upward from 3.1% to 4%. The Blue Chip Financial Forecasts recent publication indicates that the consensus forecast for U.S. real GDP growth in the fourth quarter of 2002 is 1.4% followed by 2.7% in the first quarter of 2003 and 3.2% in the second quarter.

Consumer spending, particularly purchases of automobiles and housing, has provided most of the impetus for the economic recovery which has occurred thus far. Business spending on capital equipment has been quite slow.

Present conditions suggest that the low level of business investment may persist, and the recovery might be restrained for a while longer. The recent recession in the United States was caused primarily by a boom and bust cycle of business capital spending. Business invested aggressively throughout the late 1990's in response to a very long period of favorable economic growth. Recall that economic growth was strong throughout most of the 1980's and 1990's and was interrupted only by the brief and mild recession in the early 1990's caused by the Gulf War. Also, the development of the Internet caused an unprecedented level of investment in information technology and telecommunications. This large level of business capital spending resulted in significant excess capacity throughout the economy. The economic response has been a decline in business capital spending. This may persist for some time as firms absorb the excess capacity or see it rendered obsolete by technological advances. A large majority of the firms we follow are continuing to reduce their capital spending. Corporations will need to see acceleration in profits and improved operating margins before there can be significant growth in capital spending and jobs.

The typical post World War II recession was caused by rising inflation and rising interest rates which resulted in a decline in consumer spending. The policy response was to lower interest rates which caused a revival in consumer spending. However, low interest rates may not revive business capital spending when significant excess capacity exists, another reason why the economy may recover slowly.

Economic growth in Europe is weak. Japan remains in a deep and prolonged recession. The emerging markets of Central Europe and the Far East are growing. Latin America is experiencing political and economic turmoil.

The U.S. Equity Market

The U.S. stock market as measured by the S&P 500 Index generated a negative return for the third consecutive year. Over the 12 month period ended November 30, 2002, the S&P 500 Index posted a negative total return of (16.5)%. The cumulative total return of the S&P 500 Index for the 3 year period ended November 30, 2002 was a negative (29.8)%.

The stocks of small and mid-sized companies have tended to outperform the equities of large companies over the past 3 years*. The Russell 2000(R) Index** is composed of small companies, and over the 12-month period ending November 30, 2002 experienced a negative total return of (10.60)%. The cumulative total return of the Russell 2000 Index for the 3 year period ending November 30, 2002 was a negative (6.6)%.

Even with the decline in common stock prices over the past 3 years, the valuation of the U.S. stock market remains somewhat high based on historical valuation metrics. The S&P 500 was selling at a price/earnings multiple (based on 12 month operating earnings) of 20X. The average price/earnings, ratio over the last 76 years has been approximately 15x. The dividend yield on the S&P 500 index was 1.7% currently versus a 40-year historical average of about 3%. The valuation disparity perhaps can be explained by the relatively low interest rates which are prevalent now and by depressed corporate earnings from the recent recessionary environment. Also, U.S. financial markets have demonstrated greater liquidity and transparency over the years which tend to decrease transaction costs and increase valuations.

The U.S. Bond Market

After focusing on prospects for improving general economic conditions in the first half of 2002, investor concerns about a possible "double dip" in the economy and a potential war in the Middle East caused a rather natural "flight to quality" in the securities markets during the second half of the year. Interest rates on 5-year U.S. Treasury securities stood at 4.05% on November 30, 2001, 4.35% on May 31, 2002 and declined to 3.25% at the end of November, 2002. During the fourth quarter the yield to maturity on 10-year U.S. Treasury obligations fell to 3.6%, a yield level last seen over 40 years ago. Concerns about corporate credit quality in 2002 made it difficult for corporations to raise capital in the bond market causing credit spreads to widen. In this instance, credit spreads widened because interest rates on good quality corporate bonds decreased less than those on U.S. Treasury securities with comparable maturities.

In November the Federal Open Market Committee added stimulus to the economy by lowering its target for the Federal funds rate 50 basis points to 1.25%. After the November Fed action, yields to maturity on 10-year U.S. Treasury securities rose from 3.6% to over 4% by the end of the fiscal year. Likewise, credit spreads on good quality corporate bonds have tightened on average 20 to 30 basis points. Issuance of commercial paper rose after declining for several months. Many economists do not expect the Fed to begin raising short-term interest rates until there is noticeable improvement in the employment front.

Meaningful changes of long-term interest rates tend to occur cyclically - rising as economic conditions are strengthening and falling during recessionary times. Consequently, even though the future is obviously not known, it is likely that interest rates have already reached their lowest point in this business cycle if the economic recovery stays on track.

 * The stocks of small companies are more volatile than the stocks of larger, more established companies
** The Russell 2000(R) Index tracks the common stock performance of the 2,000 smallest U.S. Companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000(R) Index. It is not possible to invest directly in an index. Past performance does not guarantee future results.

                       STATE FARM ASSOCIATES' FUNDS TRUST

Growth Fund

The Growth Fund seeks long term growth of capital, which may be supplemented by income.

At November 30, 2002, common stocks represented 99% of the Growth Fund's total assets. State Farm Investment Management Corp chooses stocks for the Fund's portfolio based on assessments of the stocks's long-term potential to generate capital gains, but may also consider a stocks long-term potential to generate growth in dividend income.

During its 2002 fiscal year the Growth Fund added to common stock positions in food and consumer products, oil and gas, electric utilities, technology telecommunications, and electrical manufacturing. Holdings chemical firms and financial services companies were reduced.

The negative total return of (10.6)% was experienced by the Growth Fund during the twelve months ended November 30, 2002, compared to (16.5)% for the S&P 500 Index.

Over the past year, your funds' common stock investments in banks, mining and metals, food, consumer products, machinery, and healthcare have performed well Holdings of telecommunications operators and equipment producers and information technology oriented firms were weak because of significant overcapacity problems and capital spending reductions in these areas.

The Growth Fund's average annual total return for the 1-year, 5 year and 10-year periods ended December 31, 2002 was (16.09)%, _23% and 8.03% respectively

See the previous discussions on the Economy and the U.S. Equity Market Financial Highliqhts for this fund can be found on page 34.

The following graph compares a $10,000 investment in the Growth Fund over the last ten years to a theoretical investment of the Same amount in the S&P 500 Index*

              Comparison of change in value of $10,000 investment
                        for the years ended November 30

                                     [GRAPH]

* The S&P 500(R) Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

   The S&P 500(R) Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment; the index does not reflect any expenses. It is not possible to invest directly in an index.

Balanced Fund

The Balanced Fund seeks long-term growth of principal while providing some current income.

The Fund invests in common stocks and bonds. At November 30, 2002 common stocks represented 63% of total assets and bonds or short-term investments made up 37%.

The Balanced Fund added to common stock positions in retailing, electric utilities, media, oil and gas, financial services, consumer products, telecommunications, and technology Holdings of chemical firms reduced.

Corporate bonds represented about 72% of the bond portfolio. The balance of the Fund's bond portfolio consisted of 22% in U.S. Treasuries and 6% in U.S. Agencies.

The Balanced Fund continues to hold WorldCom Inc. bonds due 4/01/07, which are not income producing. The value of these bonds at the end of November 30, 2002 was $750,000 or .09% of net assets.

The Balanced Fund experienced a negative total return of (4.8)% for the year ended November 30, 2002.

Over the past year, your funds' common stock investments in banks, mining and metals, food and consumer products, machinery, and health-care have performed well. Holdings of telecommunications operators and equipment producers and information technology oriented firms were weak because of significant overcapacity problems and capital spending reductions in these areas.

The Balanced Fund's average annual total return for the 1-year, 5-year and 10-year periods ended December 31, 2002 was (7.64)%, 1.50% and 7.28%, respectively.

See the previous discussions on the Economy, U.S. Equity Market and U.S. Bond Market. Financial Highlights for this fund can be found on page 35.

The following graph compares a $10,000 investment in the Balanced Fund over the last ten years to a theoretical investment of the same amount in the S&P 500 Index* and the Lehman Brothers Intermediate Government/Credit index**

               Comparison of change in value of $10,000 investment
                        for the years ended November 30

                                    [GRAPH]

* The S&P 500(R) Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

** The Lehman Brothers Intermediate Gov/Credit Index contains approximately
   3,565 U.S. Treasury, corporate and other securities with an average maturity of about 4.6 years.

   The S&P 500(R) Index and the Lehman Brothers Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the indices do not reflect expenses. It is not possible to invest directly in an index.

Interim Fund

The Interim Fund seeks the realization over a period of years of the highest yield consistent with relatively low price volatility.

The general composition of the Fund's portfolio changed very little over the year with primary investments consisting of U.S. Treasury issues, which mature regularly over the next six years. The weighted average maturity of the portfolio presently stands at 3.1 years, which is slightly shorter than a year ago. High quality investments provide a dependable flow of dividend income.

The Interim Fund produced a total return of 6.18% for the fiscal year ended November 30, 2002.

The Interim Fund's average annual total return for the 1-year, 5-year and 10-year periods ended December 31, 2002 was 8.30%, 6.79%, and 6.33%, respectively.

See the previous discussions on the Economy and the U.S. Bond Market. Financial highlights for this fund can be found on page 36.

The following graph compares a $10,000 investment in the Interim Fund over the last ten years to a theoretical investment of the same amount in the Lehman Brothers 1-5 year U.S. Treasury Index*.

               Comparison of change in value of $10,000 investment
                         for the years ended November 30

                                     [GRAPH]

*Lehman Brothers 1-5 Year U.S. Treasury Index presently contains approximately 43 U.S. Treasury Securities maturing within one to five years.

The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the index does not reflect any expenses. It is not possible to invest directly in an index.

Municipal Bond Fund

The Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax.

The Fund invests primarily in a diversified portfolio of municipal bonds.

The general composition of the Fund's investments has changed very little since our last annual report. An intermediate maturity structure has been the orientation of the Fund's portfolio for several years. Municipal bonds purchased over the past twelve months had maturities ranging from 10-15 years. The average weighted maturity of the Fund's present portfolio is approximately 8.1 years, which is virtually the same as one year ago, with all maturities spread over the next 15 years.

The Municipal Bond Fund provided a total return of 6.34% over the twelve months ended November 30, 2002.

The Municipal Bond Fund's average annual total return for the 1-year, 5-year and 10-year periods ended December 31, 2002 was 9.38%, 5.81%, and 6.05%, respectively.

See the previous discussions on the Economy and the U.S. Bond Market. Financial highlights for this fund can be found on page 37.

The following graph compares a $10,000 investment in the Municipal Bond Fund over the last ten years to a theoretical investment of the same amount in the Lehman Brothers Municipal Bond Index*

               Comparison of change in value of $10,000 investment
                         for the years ended November 30

                                     [GRAPH]

*The Lehman Brothers Municipal Bond Index includes approximately 45,954 municipal bonds which are selected to be representative of the market. To be included in the index, a Municipal Bond must meet the following criteria: have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $3 million; have been issued since December 31, 1990; and have a maturity of at least one year.

The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

          Management Information - State Farm Associates' Funds Trust

Information about Non-Interested (Independent) Trustees of State Farm Associates' Funds Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number
                                                                                                        of
                                          Length of                                                 Portfolios        Other
                            Position         Time           Principal Occupation(s) During the       in Fund      Directorships
 Name, Address, and        Held with        Served                      Past 5 years                 Complex         Held by
        Age                   Fund         and Term                                                  Overseen        Trustee
                                          of Office                                                 by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas M. Mengler,           Trustee     Began service    DEAN and PROFESSOR OF LAW -- University        20            None
1000 LaSalle Avenue                      in 1998 to the   of St. Thomas School of Law (since
Minneapolis, MN 55403                    predecessor of   6/2002); DEAN -- University of Illinois
Age 49                                   the Trust and    College of Law (8/1993-6/2002); TRUSTEE
                                         serves until     -- State Farm Variable Product Trust,
                                         successor is     State Farm Mutual Fund Trust.
                                         elected or
                                         appointed.

-----------------------------------------------------------------------------------------------------------------------------------
James A. Shirk,              Trustee     Began service    DIRECTOR and PRESIDENT -- Beer Nuts, Inc.      20            None
103 North Robinson                       in 1987 to the   (manufacturer of snack foods); TRUSTEE --
Bloomington, Illinois 61701              predecessor of   State Farm Variable Product Trust, State
Age 58                                   the Trust and    Farm Mutual Fund Trust.
                                         serves until
                                         successor is
                                         elected or
                                         appointed.

-----------------------------------------------------------------------------------------------------------------------------------
Victor J. Boschini,          Trustee     Began service    PRESIDENT (since 1999) and VICE PRESIDENT      20            None
1000 Gregory St.                         in 2001 and      (1997-1999) - Illinois State University;
Normal, Illinois 61761                   serves until     ASSOCIATE PROVOST (1990-1997) --
Age 46                                   successor is     Butler University; TRUSTEE -- State Farm
                                         elected or       Variable Product Trust, State Farm
                                         appointed.       Mutual Fund Trust.

-----------------------------------------------------------------------------------------------------------------------------------
David L. Vance,              Trustee     Began service    PRESIDENT (since 2000) -- Caterpillar          20            None
100 N.E. Adams St                        in 2001 and      University; CHIEF ECONOMIST AND MANAGER of
Peoria, Illinois 61629                   serves until     the Business Intelligence Group --
Age 50                                   successor is     Caterpillar, Inc.; TRUSTEE -- State Farm
                                         elected or       Variable Product Trust, State Farm Mutual
                                         appointed.       Fund Trust.

-----------------------------------------------------------------------------------------------------------------------------------
Donald A. Altorfer,          Trustee     Began service    CHAIRMAN -- Altorfer, Inc. (dealer in heavy    20            None
4200 Rodger Street                       in 2001 and      machinery and equipment); PRESIDENT
Springfield, Illinois 62703              serves until     (1981-1998) -- Capitol Machinery Company;
Age 59                                   successor is     TRUSTEE -- State Farm Variable Product
                                         elected or       Trust, State Farm Mutual Fund Trust.
                                         appointed.

-----------------------------------------------------------------------------------------------------------------------------------

Information about Officers and Interested Trustees of State Farm Associates' Funds Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number
                                                                                                            of
                                            Length of                                                    Portfolios      Other
                             Position         Time             Principal Occupation(s) During the         in Fund     Directorship
   Name, Address, and        Held with       Served                       Past 5 years                    Complex       Held by
           Age                 Fund         and Term                                                      Overseen      Trustee
                                            of Office                                                    by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr. *,      Trustee and   Began service     CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE            20        DIRECTOR -
One State Farm Plaza,        President    in 1991 to the    OFFICER, and DIRECTOR - State Farm Mutual                  McGraw-Hill
Bloomington, Illinois 61710               predecessor of    Automobile Insurance Company; PRESIDENT                    Corporation
Age 52                                    the Trust         and DIRECTOR - State Farm VP Management
                                          and serves until  Corp., State Farm Investment Management
                                          successor is      Corp.; PRESIDENT and TRUSTEE - State Farm
                                          elected or        Variable Product Trust, State Farm Mutual
                                          appointed.        Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
Roger S. Joslin*,              Trustee,   Began service     VICE CHAIRMAN OF THE BOARD and                    20       DIRECTOR -
One State Farm Plaza,        Senior Vice  in 1976 to the    DIRECTOR (also TREASURER and CHIEF                       Archer Daniels
Bloomington, Illinois 61710   President,  predecessor of    FINANCIAL OFFICER before July, 2001) -                   Midland Company
Age 66                           and      the Trust         State Farm Mutual Automobile Insurance
                              Treasurer   and serves until  Company; SENIOR VICE PRESIDENT,
                                          successor is      TREASURER and DIRECTOR - State Farm
                                          elected or        Investment Management Corp., State Farm
                                          appointed.        VP Management Corp.; SENIOR VICE PRESIDENT,
                                                            TREASURER and TRUSTEE - State Farm Variable
                                                            Product Trust, State Farm Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
Jack W. North,               Senior Vice  Began service     EXECUTIVE VICE PRESIDENT - FINANCIAL             N/A           N/A
One State Farm Plaza,         President   in 2001 and       SERVICES (since 2001), SENIOR VICE
Bloomington, Illinois 61710               serves until      PRESIDENT (1998-2001), and REGIONAL VICE
Age 55                                    removed.          PRESIDENT (1994-1998) - State Farm Mutual
                                                            Automobile Insurance Company; SENIOR VICE
                                                            PRESIDENT and DIRECTOR (since 2001) -
                                                            State Farm Investment Management Corp.,
                                                            State Farm VP Management Corp.; SENIOR VICE
                                                            PRESIDENT (since 2001) - State Farm Variable
                                                            Product Trust, State Farm Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
Kurt G. Moser,               Senior Vice  Began service     SENIOR VICE PRESIDENT - INVESTMENTS              N/A           N/A
One State Farm Plaza,         President   in 1999 to the    (since 1998)and VICE PRESIDENT - INVESTMENTS
Bloomington, Illinois 61710               predecessor of    (1989-1998) - State Farm Mutual Automobile
Age 57                                    the Trust         Company; SENIOR VICE PRESIDENT and
                                          and serves until  DIRECTOR - State Farm Investment Management
                                          removed.          Corp.; DIRECTOR - State Farm VP Management
                                                            Corp.; SENIOR VICE PRESIDENT - State Farm
                                                            Variable Product Trust, State Farm Mutual
                                                            Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
Paul N. Eckley,              Senior Vice  Began service     SENIOR VICE PRESIDENT - INVESTMENTS              N/A           N/A
One State Farm Plaza,         President   in 1999 to the    (since 1998) and VICE PRESIDENT - COMMON
Bloomington, Illinois 61710               predecessor of    STOCKS (1995-1998) - State Farm Mutual
Age 48                                    the Trust         Automobile Insurance Company: SENIOR VICE
                                          and serves until  PRESIDENT - State Farm Investment Management
                                          removed.          Corp., State Farm Variable Product Trust,
                                                            State Farm Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Susan D. Waring,                Vice       Began service      SENIOR VICE PRESIDENT and CHIEF                          N/A     N/A
One State Farm Plaza,         President    in 2000 to the     ADMINISTRATIVE OFFICER (since 2001) -
Bloomington, Illinois 61710                predecessor of     State Farm Life Insurance Company;
Age 53                                     the Trust          VICE PRESIDENT (1997-2001) - State Farm
                                           and serves until   Mutual Automobile Insurance Company;
                                           removed.           SENIOR VICE PRESIDENT and DIRECTOR
                                                              (since 2001) - State Farm VP Management Corp.;
                                                              VICE PRESIDENT - State Farm Investment
                                                              Management Corp., State Farm Variable Product Trust,
                                                              State Farm Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
Michael L. Tipsord,             Vice       Began service      VICE PRESIDENT and TREASURER (since 7/2001),             N/A     N/A
One State Farm Plaza,         President    in 1989 to the     VICE PRESIDENT and ASSISTANT TREASURER
Bloomington, Illinois 61710      and       predecessor of     (1/l999 to 7/2001), EXECUTIVE ASSISTANT
Age 43                        Assistant    the Trust          (1/1998 to 1/1999), and ASSISTANT CONTROLLER
                              Secretary-   and serves until   (4/1996 to 1/1998) - State Farm Mutual Automobile
                              Treasurer    removed.           Insurance Company; VICE PRESIDENT and
                                                              ASSISTANT SECRETARY-TREASURER (since 6/2001)
                                                              and ASSISTANT SECRETARY-TREASURER
                                                              (before 6/2001) - State Farm Investment
                                                              Management Corp., State Farm VP Management Corp.,
                                                              State Farm Variable Product Trust,
                                                              State Farm Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
Donald E. Heltner,              Vice       Began service      VICE PRESIDENT - FIXED INCOME - State Farm               N/A     N/A
One State Farm Plaza,         President    in 1998 to the     Mutual Automobile Insurance Company;
Bloomington, Illinois 61710                predecessor of     VICE PRESIDENT (1989-1998) - MEMBERS Capital
Age 55                                     the Trust          Advisors (a registered investment adviser);
                                           and serves until   VICE PRESIDENT - State Farm Investment
                                           removed.           Management Corp., State Farm Variable Product Trust,
                                                              State Farm Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
John S. Concklin,               Vice       Began service      VICE PRESIDENT - COMMON STOCKS - State Farm              N/A     WA
One State Farm Plaza,         President    in 1995 to the     Mutual Automobile Insurance Company;
Bloomington, Illinois 61710                predecessor of     VICE PRESIDENT - State Farm Investment
Age 56                                     the Trust          Management Corp., State Farm Variable Product Trust,
                                           and serves until   State Farm Mutual Fund Trust.
                                           removed.
------------------------------------------------------------------------------------------------------------------------------------
Randall H. Harbert,             Vice       Began service      VICE PRESIDENT - MUTUAL FUNDS (since 9/2001),            N/A     N/A
Three State Farm Plaza,       President    in 2001 and        ADMINISTRATIVE ASSISTANT (6/2001 to 9/2001),
Bloomington, Illinois 61791                serves until       AGENCY FIELD EXECUTIVE (6/1999 to 6/2001),
Age 39                                     removed.           REGIONAL ADMINISTRATIVE ASSISTANT
                                                              (6/1998 to 6/1999), and AGENCY FIELD CONSULTANT
                                                              (6/1997 to 6/1998) - State Farm Mutual Automobile
                                                              Insurance Company; VICE PRESIDENT (since 2001) -
                                                              State Farm Investment Management Corp., State Farm
                                                              VP Management Corp., State Farm Variable Product Trust,
                                                              State Farm Mutual Fund Trust.
------------------------------------------------------------------------------------------------------------------------------------
David R. Grimes,                Vice       Began service      ASSISTANT VICE PRESIDENT - State Farm Mutual             N/A     N/A
Three State Farm Plaza,       President    in 1989 to the     Automobile Insurance Company; VICE PRESIDENT,
Bloomington, Illinois 61791      and       predecessor of     AND SECRETARY - State Farm Investment
Age 60                        Secretary    the Trust          Management, Corp., State Farm VP Management Corp.;
                                           and serves until   State Farm Variable Product Trust, State Farm
                                           removed and        Mutual Fund Trust.
                                           successor is
                                           appointed.
------------------------------------------------------------------------------------------------------------------------------------

___________________________________
Messrs. Rust and Joslin are "interested" Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Associates' Funds Trust (the "Trust"), (ii) a Director of State Farm Investment Management Corp., the Trust's investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust's distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

Report of Independent Auditors

The Board of Trustees and Shareowners
State Farm Associates' Funds Trust
       State Farm Growth Fund
       State Farm Balanced Fund
       State Farm Interim Fund
       State Farm Municipal Bond Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund, comprising the State Farm Associates' Funds Trust as of November 30, 2002, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Associates' Funds Trust at November 30, 2002 the results of their operations and changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1998, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP

Chicago, Illinois
December 20, 2002

                 STATE FARM ASSOCIATES' FUNDS TRUST GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                November 30, 2002

                                                 Shares             Value
                                               ----------       ------------
Common Stocks (98.8%)

Agriculture, Foods, & Beverage (7.2%)
  Archer-Daniels-Midland Co.                    3,477,500       $ 46,355,075
  Campbell Soup Co.                                92,000          2,221,800
  Hershey Foods Corp.                             113,200          7,288,948
  JM Smucker Co.                                    7,572            296,292
  Kellogg Co.                                     930,000         31,034,100
  McCormick & Co. Inc.                            428,600         10,196,394
  Pepsico Inc.                                    426,900         18,134,712
  Sysco Corp.                                     430,000         12,650,600
  The Coca-Cola Co.                               710,900         32,445,476
                                                                ------------
                                                                 160,623,397
                                                                ------------
Banks (7.4%)
  AmSouth Bancorporation                          333,637          6,362,458
  Bank of America Corp.                           314,468         22,037,917
  Fifth Third Bancorp                             150,100          8,470,143
  M&T Bank Corp.                                   94,300          7,608,124
  Northern Trust Corp.                            144,000          5,580,000
  Popular Inc.                                    830,316         27,923,527
  SouthTrust Corp.                                690,000         18,036,600
  SunTrust Banks Inc.                             211,800         12,424,188
  Wells Fargo & Co.                             1,220,000         56,376,200
                                                                ------------
                                                                 164,819,157
                                                                ------------
Building Materials & Construction (1.8%)
  Vulcan Materials Co.                          1,039,200         39,219,408
                                                                ------------
Chemicals (6.9%)
  Air Products & Chemicals Inc.                   830,000         36,702,600
  EI du Pont de Nemours and Co.                   496,104         22,136,160
  International Flavors &
     Fragrances Inc.                              561,000         18,524,220
  Sigma-Aldrich Corp.                           1,375,000         69,093,750
  The Dow Chemical Co.                            243,000          7,751,700
                                                                ------------
                                                                 154,208,430
                                                                ------------
Computer Software & Services (4.4%)
  Automatic Data Processing Inc.                  149,000          6,477,030
  Check Point Software
     Technologies Ltd. (a)                        129,850          2,213,943
  Electronic Data Systems Corp.                   257,700          4,777,758
  Microsoft Corp. (a)                           1,336,300         77,104,510
  SAP AG (a)                                       93,300          8,244,407
                                                                ------------
                                                                  98,817,648
                                                                ------------
Computers (4.5%)
  Hewlett-Packard Co.                           2,874,000         55,985,520
  International Business
     Machines Corp.                               520,300         45,318,130
                                                                ------------
                                                                 101,303,650
                                                                ------------
Consumer & Marketing (7.3%)
  Colgate-Palmolive Co.                           281,200         14,450,868
  HON Industries Inc.                           1,439,200         40,268,816
  Kimberly Clark Corp.                            317,876         15,995,520
  McDonald's Corp.                                499,600          9,242,600
  Nestle SA ADR                                   456,800         23,753,600
  The Gillette Co.                                661,800         20,065,776
  The Procter & Gamble Co.                        378,600         31,802,400
  Unilever NV ADR                                 125,446          7,294,685
                                                                ------------
                                                                 162,874,265
                                                                ------------
Electronic/Electrical Mfg. (7.8%)
  Agilent Technologies Inc. (a)                   548,071         10,638,058
  Applied Materials Inc. (a)                      440,800          7,515,640
  Emerson Electric Co.                            146,800          7,655,620
  General Electric Co.                          2,674,100         72,468,110
  Intel Corp.                                   2,029,500         42,294,780
  KLA Tencor Corp. (a)                            247,200         10,918,824
  Linear Technology Corp.                         703,200         23,367,336
                                                                ------------
                                                                 174,858,368
                                                                ------------
Financial Services (3.9%)
  Citigroup Inc.                                1,321,133         51,365,651
  MBNA Corp.                                      837,675         17,875,985
  Wachovia Corp.                                  477,800         16,794,670
                                                                ------------
                                                                  86,036,306
                                                                ------------
Health Care (20.6%)
  Abbott Laboratories                             294,500         12,893,210
  Biomet Inc.                                   3,487,500         95,906,250
  Bristol-Myers Squibb Co.                        253,800          6,725,700
  Eli Lilly & Co.                                 947,200         64,693,760
  Johnson & Johnson                             2,481,600        141,500,832
  Medtronic Inc.                                   80,000          3,740,000
  Merck & Co. Inc.                                675,700         40,143,337
  Pfizer Inc.                                   2,951,100         93,077,694
                                                                ------------
                                                                 458,680,783
                                                                ------------
Machinery & Manufacturing (3.3%)
  3M Co.                                          248,500         32,267,725
  AptarGroup Inc.                                 190,800          5,701,104
  Caterpillar Inc.                                421,700         21,042,830
  Deere & Co.                                      57,800          2,956,470
  Illinois Tool Works Inc.                        173,300         11,782,667
                                                                ------------
                                                                  73,750,796
                                                                ------------
Media & Broadcasting (3.9%)
  Reuters Group PLC ADR                           155,433          3,419,526
  SBS Broadcasting SA ADR (a)                     360,181          5,986,208
  The Walt Disney Co.                           2,619,540         51,919,283

                 See accompanying notes to financial statements.

                 STATE FARM ASSOCIATES' FUNDS TRUST GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002

                                       Shares        Value
                                    ----------   --------------
Common Stocks (Cont.)

Media & Broadcasting (Cont.)
 Viacom Inc. Class B (a)               556,500   $   26,161,065
                                                 --------------
                                                     87,486,082
                                                 --------------

Mining & Metals (1.4%)
  BHP Billiton Plc (a)                 941,859        5,000,678
  Newmont Mining Corp.
    Holding Co.                         36,700          859,147
  Nucor Corp.                          132,800        6,671,872
  Rio Tinto PLC ADR                    226,800       18,468,324
                                                 --------------
                                                     31,000,021
                                                 --------------

Oil & Gas (7.8%)
  BP Amoco PLC ADR                     385,392       15,111,220
  ChevronTexaco Corp.                  530,000       35,525,900
  Devon Energy Corp.                   106,102        4,858,411
  Exxon Mobil Corp.                  2,548,600       88,691,280
  Royal Dutch Petroleum Co. ADR        516,300       22,484,865
  Tidewater Inc.                       154,191        4,769,128
  Western Gas Resources Inc.            65,200        2,307,428
                                                 --------------
                                                    173,748,232
                                                 --------------

Retailers (3.6%)
  Home Depot Inc.                      396,400       10,472,888
  Wal-Mart Stores Inc.               1,270,500       68,810,280
                                                 --------------
                                                     79,283,168
                                                 --------------

Telecom & Telecom Equipment (6.5%)
  ADC Telecommunications Inc. (a)    1,800,000        3,888,000
  AT&T Wireless Services Inc. (a)      705,600        5,327,280
  BellSouth Corp.                      485,300       13,491,340
  Cisco Systems Inc. (a)             1,065,600       15,898,752
  Corning Inc. (a)                   1,284,600        5,690,778
  LM Ericsson Telephone
    Co. ADR (a)                        648,060        6,370,430
  Motorola Inc.                        792,000        9,012,960
  Nokia Corp. ADR                    1,059,400       20,351,074
  SBC Communications Inc.            1,497,512       42,679,092
  Verizon Communications               411,000       17,212,680
  Vodafone Group PLC ADR               215,000        4,031,250
                                                 --------------
                                                    143,953,636
                                                 --------------

Utilities & Energy (0.5%)
  Duke Energy Corp.                    541,400       10,687,236
                                                 --------------
Total Common Stocks
  (cost 1,271,446,488)                           $2,201,350,583


Short-term Investments(0.8%)
   JP Morgan Vista Treasury Plus
     Money Market Fund              18,293,259    $   18,293,259
                                                  --------------
Total Short-term Investments
   (cost $18,293,259)                                 18,293,259
                                                  --------------
TOTAL INVESTMENTS (99.6%)
   (cost $1,289,739,747)                           2,219,643,842

OTHER ASSETS, NET OF LIABILITIES(0.4%)                 8,100,285
                                                  --------------
NET ASSETS (100.0%)                               $2,227,744,127
                                                  ==============


(a) Non-income producing security

At November 30,2002, net unrealized appreciation of $929,9O4,095 consisted of gross unrealized appreciation of $1,037,950,946 and gross unrealized depreciation of $108,046,851 based on cost of $1,289,739,747 for federal income tax purposes.

ADR - American Depository Receipts

                See accompanying notes to financial statements.

                STATE FARM ASSOCIATES' FUNDS TRUST BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                                November 30, 2002

                                             Shares        Value
                                          ------------  ------------
Common Stocks (62.8%)

Agriculture, Foods, & Beverage (4.7%)
   Archer-Daniels-Midland Co.                  940,561  $ 12,537,678
   Campbell Soup Co.                            26,000       627,900
   Hershey Foods Corp.                          17,200     1,107,508
   JM Smucker Co.                                1,632        63,860
   Kellogg Co.                                 310,000    10,344,700
   Pepsico Inc.                                 98,200     4,171,536
   Sara Lee Corp.                               58,000     1,353,140
   The Coca-Cola Co.                           190,000     8,671,600
                                                        ------------
                                                          38,877,922
                                                        ------------
Banks (4.9%)
   AmSouth Bancorporation                       52,312       997,590
   Bank of America Corp.                        44,900     3,146,592
   Fifth Third Bancorp                          39,100     2,206,413
   M&T Bank Corp.                               19,000     1,532,920
   Northern Trust Corp.                         41,000     1,588,750
   Popular Inc. ADR                            166,924     5,613,654
   SouthTrust Corp.                            198,000     5,175,720
   SunTrust Banks Inc.                          46,000     2,698,360
   Wells Fargo & Co.                           373,800    17,273,298
                                                        ------------
                                                          40,233,297
                                                        ------------
Building Materials & Construction (0.7%)
   Vulcan Materials Co.                        160,200     6,045,948
                                                        ------------
Chemicals (4.1%)
   Air Products & Chemicals Inc.               230,000    10,170,600
   El du Pont de Nemours and Co.               108,705     4,850,417
   International Flavors &
     Fragrances Inc.                           120,000     3,962,400
   Sigma-Aldrich Corp.                         245,500    12,336,375
   The Dow Chemical Co.                         69,000     2,201,100
                                                        ------------
                                                          33,520,892
                                                        ------------
Computer Software & Services (1.7%)
   Microsoft Corp. (a)                         245,300    14,153,810
                                                        ------------
Computers (3.4%)
   Hewlett-Packard Co.                         754,000    14,687,920
   International Business
     Machines Corp.                            152,100    13,247,910
                                                        ------------
                                                          27,935,830
                                                        ------------
Consumer & Marketing (4.5%)
   HON Industries Inc.                         160,000     4,476,800
   Kimberly Clark Corp.                        177,937     8,953,790
   McDonald's Corp.                             96,700     1,788,950
   Nestle SA ADR                                81,800     4,253,600
   The Gillette Co.                            300,000     9,096,000
   The Procter & Gamble Co.                     81,600     6,854,400
   Unilever NV ADR                              22,857     1,329,134
                                                        ------------
                                                          36,752,674
                                                        ------------
Electronic/Electrical Mfg. (4.5%)
   Agilent Technologies Inc. (a)               143,787     2,790,906
   Applied Materials Inc. (a)                  114,400     1,950,520
   Emerson Electric Co.                         31,200     1,627,080
   General Electric Co.                        581,100    15,747,810
   Intel Corp.                                 502,800    10,478,352
   KLA Tencor Corp. (a)                         37,400     1,651,958
   Linear Technology Corp.                      81,600     2,711,568
   Texas Instruments Inc.                        6,300       126,693
                                                        ------------
                                                          37,084,887
                                                        ------------
Financial Services (2.8%)
   American Express Co.                        101,000     3,931,930
   Citigroup Inc.                              232,900     9,055,152
   MBNA Corp.                                  240,975     5,142,406
   Wachovia Corp.                              151,400     5,321,710
                                                        ------------
                                                          23,451,198
                                                        ------------
Health Care (12.9%)
   Allergan Inc.                                77,400     4,550,346
   Beckman Coulter Inc.                         20,100       594,156
   Biomet Inc.                                 911,250    25,059,375
   Bristol-Myers Squibb Co.                     36,100       956,650
   Eli Lilly & Co.                             212,000    14,479,600
   Johnson & Johnson                           396,000    22,579,920
   Medtronic Inc.                               21,600     1,009,800
   Merck & Co. Inc.                            123,400     7,331,194
   Pfizer Inc.                                 960,000    30,278,400
                                                        ------------
                                                         106,839,441
                                                        ------------
Machinery & Manufacturing (2.4%)
   3M Co.                                       62,300     8,089,655
   AptarGroup Inc.                              45,900     1,371,492
   Caterpillar Inc.                            131,200     6,546,880
   Deere & Co.                                  14,700       751,905
   Illinois Tool Works Inc.                     46,100     3,134,339
                                                        ------------
                                                          19,894,271
                                                        ------------
Media & Broadcasting (3.8%)
   Lee Enterprises Inc. Class A                 42,000     1,439,760
   Lee Enterprises Inc. Class B                 42,000     1,439,760
   Reuters Group PLC ADR                       200,433     4,409,526
   The Walt Disney Co.                       1,065,995    21,128,021
   Viacom Inc. Class B (a)                      61,000     2,867,610
                                                        ------------
                                                          31,284,677
                                                        ------------
Mining & Metals (1.5%)
   Newmont Mining Corp. Holding Co.             29,200       683,572

                 See accompanying notes to financial statements.

                STATE FARM ASSOCIATES' FUNDS TRUST BALANCED FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002

                                                 Shares           Value
                                              -----------      ------------
Common Stocks (Cont.)

Mining & Metals (Cont.)
   Nucor Corp.                                     109,200     $  5,486,208
   Rio Tinto PLC ADR                                73,250        5,964,748
                                                               ------------
                                                                 12,134,528
                                                               ------------

Oil & Gas (4.8%)
   BP Amoco PLC ADR                                 89,986        3,528,351
   Chevron Texaco Corp.                            144,000        9,652,320
   Devon Energy Corp.                               29,185        1,336,381
   Exxon Mobil Corp.                               433,400       15,082,320
   Royal Dutch Petroleum Co. ADR                   216,400        9,424,220
   Western Gas Resources Inc.                       22,800          806,892
                                                               ------------
                                                                 39,830,484
                                                               ------------

Retailers (1.8%)
   Home Depot Inc.                                  32,800          866,576
   Wal-Mart Stores Inc.                            258,100       13,978,696
                                                               ------------
                                                                 14,845,272
                                                               ------------

Telecom & Telecom Equipment (4.0%)
   ADC Telecommunications Inc. (a)               1,032,800        2,230,848
   AT&T Wireless Services Inc. (a)                 299,880        2,264,094
   BellSouth Corp.                                  47,800        1,328,840
   Cisco Systems Inc. (a)                          207,400        3,094,408
   Corning Inc. (a)                                372,300        1,649,289
   LM Ericsson Telephone Co. ADR (a)               108,800        1,069,504
   Motorola Inc                                    192,000        2,184,960
   Nokia Corp. ADR                                 144,900        2,783,529
   SBC Communications Inc.                         470,024       13,395,684
   Verizon Communications                           38,700        1,620,756
   Vodafone Group PLC ADR                           60,000        1,125,000
                                                               ------------
                                                                 32,746,912
                                                               ------------

Utilities & Energy (0.3%)
   Duke Energy Corp.                               125,900        2,485,266
                                                               ------------
Total Common Stocks
   (cost $288,374,107)                                          518,117,309
                                                               ------------

                                                Principal
                                                  amount          Value
                                               -------------   ------------
Corporate Bonds (25.5%)

Agriculture, Foods, & Beverage (2.2%)
   Pioneer Hi-Bred International Inc.
   5.750%, 01/15/2009                          $ 3,000,000     $  3,245,970
   Dean Foods Co
   6.625%, 05/15/2009                            2,500,000        2,462,500
   Archer-Daniels-Midland Co.
   5.870%, 11/15/2010                            2,950,000        3,094,149
   The Coca-Cola Co.
   5.750%, 03/15/2011                            3,000,000        3,209,529
   HJ Heinz Co. (b)
   7.125%, 07/15/2011                          $ 3,000,000     $  3,333,177
   Sara Lee Corp.
   6.250%, 09/15/2011                            2,000,000        2,184,738
   Kraft Foods Inc.
   6.250%, 06/01/2012                            1,000,000        1,096,716
                                                               ------------
                                                                 18,626,779
                                                               ------------

Automotive (0.4%)
   Daimler Chrysler North America
   6.900%, 09/01/2004                            3,000,000        3,160,398
                                                               ------------
Building Materials & Construction(1.2%)
   Leggett & Platt Inc.
   7.650%, 02/15/2005                            3,000,000        3,252,030
   Masco Corp.
   6.750%, 0311 5/2006                           3,000,000        3,216,828
   Vulcan Materials Co.
   6.000%, 04/01/2009                            3,000,000        3,121,464
                                                               ------------
                                                                  9,590,322
                                                               ------------

Chemicals (1.8%)
   PPG Industries Inc.
   6.750%, 08/15/2004                            3,000,000        3,176,772
   El du Pont de Nemours and Co.
   6.750%, 10/15/2004                            3,250,000        3,512,678
   Avery Dennison Corp.
   5.900%, 12/01/2008                            5,000,000        5,304,225
   The Dow Chemical Co.
   6.125%, 02/01/2011                            3,000,000        3,019,779
                                                               ------------
                                                                 15,013,454
                                                               ------------

Computers (0.4%)
   International Business Machines
        Corp.
   5.375%, 02/01/2009                            3,000,000        3,146,982
                                                               ------------

Consumer & Marketing (2.3%)
   Hasbro Inc.
   5.600%, 11/01/2005                            2,000,000        1,960,000
   Kimberly Clark Corp.
   7.100%, 08/01/2007                            3,000,000        3,429,828
   The Procter & Gamble Co.
   6.875%, 09/15/2009                            3,000,000        3,388,899
   Unilever Capital Corp.
   7.125%, 11/01/2010                            3,000,000        3,472,293
   Clorox Co.
   6.125%, 02/01/2011                            3,000,000        3,240,282
   McDonald's Corp.
   6.000%, 04/15/2011                            3,000,000        3,188,055
                                                               ------------
                                                                 18,679,357
                                                               ------------

                 See accompanying notes to financial statements

                STATE FARM ASSOCIATES' FUNDS TRUST BALANCED FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002

                                       Principal
                                        amount        Value
                                     ------------  ------------
Corporate Bonds (Cont.)

Electronic/Electrical Mfg. (0.4%)
   Emerson Electric Co.
   5.850%, 03/15/2009                $  3,000,000  $  3,165,765
                                                   ------------
Financial Services (2.5%)
   Household Finance Corp.
   7.200%, 07/15/2006                   3,000,000     3,127,476
   Toyota Motor Credit
   5.650%, 01/15/2007                   2,000,000     2,133,598
   JP Morgan Chase & Co.
   5.350%, 03/01/2007                   1,000,000     1,032,899
   Citigroup Inc.
   5.000%, 03/06/2007                   1,000,000     1,043,887
   Ford Motor Credit Co.
   5.800%, 01/12/2009                   3,000,000     2,666,916
   General Electric Capital Corp.
   7.375%, 01/19/2010                   2,000,000     2,288,974
   General Motors Acceptance Corp.
   7.750%, 01/19/2010                   3,000,000     3,072,531
   BellSouth Capital Funding Corp.
   7.750%, 02/15/2010                   3,000,000     3,450,978
   Wells Fargo Financial
   6.125%, 04/18/2012                   2,000,000     2,143,262
                                                   ------------
                                                     20,960,521
                                                   ------------
Health Care (2.1%)
   American Home Products
   6.250%, 03/15/2006                   2,000,000     2,114,884
   Abbott Laboratories
   5.625%, 07/01/2006                   3,000,000     3,205,722
   Bristol-Myers Squibb Co.
   4.750%, 10/01/2006                   3,000,000     3,115,536
   Johnson & Johnson
   6.625%, 09/01/2009                   3,000,000     3,396,447
   Becton Dickinson & Co.
   7.150%, 10/01/2009                   3,000,000     3,330,780
   Eli Lilly & Co.
   6.000%, 03/15/2012                   2,000,000     2,166,964
                                                   ------------
                                                     17,330,333
                                                   ------------
Machinery & Manufacturing (2.3%)
   United Technologies Corp.
   7.000%, 09/15/2006                   3,000,000     3,346,344
   Illinois Tool Works Inc.
   5.750%, 03/01/2009                   3,000,000     3,173,325
   Caterpillar Inc.
   7.250%, 09/15/2009                   3,000,000     3,413,556
   Honeywell International Inc.
   7.500%, 03/01/2010                   3,000,000     3,441,410
   Deere & Co.
   7.850%, 05/15/2010                   3,000,000     3,488,226
   Dover Corp.
   6.500%, 02/15/2011                   2,000,000     2,182,694
                                                   ------------
                                                     19,045,555
                                                   ------------
Media & Broadcasting (1.1%)
   The Walt Disney Co.
   5.500%, 12/29/2006                   2,000,000     2,075,804
   Gannett Co.
   5.500%, 04/01/2007                   1,000,000     1,066,745
   The Washington Post Co.
   5.500%, 02/15/2009                   3,000,000     3,067,149
   Knight-Ridder Inc.
   7.125%, 06/01/2011                   3,000,000     3,301,569
                                                   ------------
                                                      9,511,267
                                                   ------------
Mining & Metals (0.7%)
   Alcan Inc.
   6.450%, 03/15/2011                   2,000,000     2,180,324
   Alcoa Inc.
   6.500%, 06/01/2011                   3,000,000     3,308,262
                                                   ------------
                                                      5,488,586
                                                   ------------
Oil & Gas (0.8%)
   Northern Illinois Gas
   5.875%, 08/15/2008                   3,000,000     3,190,383
   Texaco Capital
   5.500%, 01/15/2009                   3,000,000     3,154,464
                                                   ------------
                                                      6,344,847
                                                   ------------
Retailers (0.8%)
   Albertsons Inc.
   6.950%, 08/01/2009                   3,000,000     3,235,269
   Wal-Mart Stores Inc.
   6.875%, 08/10/2009                   3,000,000     3,431,373
                                                   ------------
                                                      6,666,642
                                                   ------------
Telecom & Telecom Equipment (3.4%)
   Vodafone Group PLC
   7.625%, 02/15/2005                   3,000,000     3,279,228
   Deutsche Telekom International
     Financial
   8.250%, 06/15/2005                   3,000,000     3,209,871
   WorldCom Inc. (c)
   7.750%, 04/01/2007                   3,000,000       750,000
   US West Communications
   5.625%, 11/15/2008                   5,000,000     4,300,000
   AT&T Corp.
   6.000%, 03/15/2009                   3,000,000     2,850,000
   Motorola Inc.
   7.625%, 11/15/2010                   3,000,000     3,022,500

                 See accompanying notes to financial statements.

                STATE FARM ASSOCIATES' FUNDS TRUST BALANCED FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002

                                                     Principal
                                                       amount         Value
                                                   -------------   -----------
Corporate Bonds (Cont.)

Telecom & Telecom Equipment (Cont.)
   Verizon New Jersey Inc.
   5.875%, 01/17/2012                              $  3,000,000    $  3,076,158
   SBC Communications Inc.
   5.875%, 02/01/2012                                 3,000,000       3,135,594
   Telstra Corp. Ltd.
   6.375%, 04/01/2012                                 2,000,000       2,138,788
   Alltel Corp.
   7.000% 07/01/2012                                  2,000,000       2,233,502
                                                                   ------------
                                                                     27,995,641
                                                                   ------------

Utilities & Energy (3.1%)
   Alabama Power Co.
   7.125%, 08/15/2004                                 3,000,000       3,201,462
   Virginia Electric & Power
   5.375%, 02/01/2007                                 3,000,000       3,130,650
   PPL Electric Utilities
   5.875%, 08/15/2007                                 2,000,000       2,134,950
   Duke Energy Corp.
   7.375%, 03/01/2010                                 3,000,000       3,282,096
   IES Utilities
   6.750%, 03/15/2011                                 2,000,000       2,034,294
   Florida Power Corp.
   6.650% 07/15/2011                                  3,000,000       3,276,204
   Wisconsin Public Service
   6.125%, 08/01/2011                                 3,000,000       3,154,941
   Pacificorp
   6.900%, 11/15/2011                                 2,000,000       2,215,242
   Tampa Electric Co.
   6.875% 06/15/2012                                  3,000,000       3,161,652
                                                                   ------------
                                                                     25,591,491
                                                                   ------------

Total Corporate Bonds
   (cost $199,020,994)                                              210,317,940
                                                                   ------------

                                                     Principal
                                                       amount         Value
                                                   ------------    -----------
Government Agency Securities (2.0%)

Federal Home Loan Mortgage Corp.
   7.375%, 05/15/2003                                 5,000,000       5,135,695

Federal National Mortgage Association
   6.000%, 05/15/2008                                10,000,000      11,033,549
                                                                   ------------

Total Government Agency Securities
   (cost $14,670,193)                                                16,169,244
                                                                   ------------

U.S. Treasury Obligations (7.9%)

U.S. Treasury Bonds
   10.750%, 05/15/2003                                3,000,000       3,127,266
   11.875%, 11/15/2003                                5,500,000       6,036,035
   11.625%, 11/15/2004                                1,500,000       1,772,988

                                                     Principal
                                                       amount         Value
                                                   ------------    -----------
U.S. Treasury Obligations (Cont.)

U.S. Treasury Bonds (Cont.)
   9.375%, 02/15/2006                              $ 11,500,000    $ 13,856,262
   10.375%, 11/15/2009                                1,000,000       1,154,297
   10.000%, 05/15/2010                                7,000,000       8,242,500

U.S. Treasury Notes
   6.250%, 02/15/2003                                 3,000,000       3,030,000
   7.250%, 05/15/2004                                 5,000,000       5,393,165
   7.250%, 08/15/2004                                 6,000,000       6,536,718
   6.500%, 05/15/2005                                 4,500,000       4,952,111
   5.875%, 11/15/2005                                 6,000,000       6,567,888
   5.500%, 02/15/2008                                 4,000,000       4,406,720
                                                                   ------------

Total U.S. Treasury Obligations
   (cost $ 59,930,526)                                               65,075,950
                                                                   ------------

                                                      Shares          Value
                                                   ------------    -----------
Short-term Investments (1.1%)
   JP Morgan Vista Treasury Plus
     Money Market Fund                                9,302,643       9,302,643
                                                                   ------------

Total Short-term Investments
   (cost $9,302,643)                                                  9,302,643
                                                                   ------------
TOTAL INVESTMENTS (99.3%)
   (cost $571,298,463)                                              818,983,086

OTHER ASSETS, NET OF LIABILITIES(0.7%)                                5,753,962
                                                                   ------------
NET ASSETS (100.0%)                                                $824,737,048
                                                                   ============

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the value of this security amounted to $3,333,177 or 0.40% of net assets.
(c) WorldCom Inc. filed for Chapter 11 bankruptcy protection on July 21, 2002, and is currently in default.

At November 30, 2002, net unrealized appreciation of $244,308,289 consisted of gross unrealized appreciation of $269,521,141 and gross unrealized depreciation of $25,212,852 based on cost of $574,674,797 for federal income tax purposes.

ADR - American Depository Receipts

                See accompanying notes to financial statements.

                 STATE FARM ASSOCIATES' FUNDS TRUST INTERIM FUND
                            PORTFOLIO OF INVESTMENTS
                                November 30, 2002

                                          Principal
                                            amount         Value
                                         -----------    -----------
U.S. Treasury Obligations (94.4%)

US. Treasury Notes
  6.250%, 02/15/2003                     $ 6,000,000    $ 6,060,000
  5.750%, 04/30/2003                       5,000,000      5,092,190
  5.750%, 08/15/2003                       7,000,000      7,212,464
  4.250%, 11/15/2003                       7,000,000      7,182,385
  4.750%, 02/15/2004                       2,000,000      2,075,000
  3.000%, 02/29/2004                       6,000,000      6,099,612
  7.250%, 05/15/2004                       8,000,000      8,629,064
  2.875%, 06/30/2004                       5,000,000      5,078,710
  7.250%, 08/15/2004                       7,000,000      7,626,171
  5.875%, 11/15/2004                       8,000,000      8,584,376
  7.875%, 11/15/2004                       4,000,000      4,443,124
  7.500%, 02/15/2005                      12,000,000     13,373,904
  6.500%, 05/15/2005                       4,000,000      4,401,876
  6.500%, 08/15/2005                       8,000,000      8,857,184
  5.750%, 11/15/2005                       8,000,000      8,728,752
  5.875%, 11/15/2005                       9,000,000      9,851,832
  5.625%, 02/15/2006                      13,000,000     14,189,292
  4.625%, 05/15/2006                      12,000,000     12,738,276
  6.500%, 10/15/2006                      10,000,000     11,293,750
  3.500%, 11/15/2006                       5,000,000      5,099,415
  6.250%, 02/15/2007                      10,000,000     11,258,590
  4.375%, 05/15/2007                       5,000,000      5,254,690
  6.625%, 05/15/2007                      12,000,000     13,733,436
  6.125%, 08/15/2007                       9,000,000     10,130,976
  5.500%, 02/15/2008                      15,000,000     16,517,567
  5.625%, 05/15/2008                       5,000,000      5,538,670
  4.750%, 11/15/2008                      10,000,000     10,622,270
                                                       ------------
Total U.S. Treasury Obligations
  (cost $220,935,840)                                   229,673,576
                                                       ------------


                                        Shares             Value
                                       ---------       ------------
Short-term Investments(3.3%)
  JP Morgan Vista Treasury Plus
    Money Market Fund                  8,061,844       $  8,061,844
                                                       ------------
Total Short-term Investments
  (cost $8,061,844)                                       8,061,844
                                                       ------------
TOTAL INVESTMENTS (97.7%)
  (cost $228,997,684)                                   237,735,420

OTHER ASSETS, NET OF LIABILITIES (2.3%)                   5,558,064
                                                       ------------
NET ASSETS (100.0%)                                    $243,293,484
                                                       ============

At November 30, 2002, net unrealized appreciation of $7,032,839 consisted of gross unrealized appreciation of $7,187,223 and gross unrealized depreciation of $154,384 based on cost of $230,702,581 for federal income tax purposes.

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                November 30, 2002


                                                                                                 Rating
                                                                          Coupon    Maturity    (Moody's    Principal
                                                                           rate       date     or S&P)(a)     amount       Value
                                                                          ------   ----------  ----------  ------------  -----------
Long-term Municipal Bonds (98.9%)

Alabama (1.2%)
   The Water Works and Sewer Board, Birmingham, Alabama, Water and Sewer
     Revenue Bonds, Series 1994 (Prerefunded to 1-1-2004 @ 102)            4.750%  01/01/2005     A1      $ 2,200,000   $ 2,315,324
   Limestone County Board of Education, Alabama, Capital Outlay Tax
     Anticipation Warrants, Series 1998                                    4.900%  07/01/2015     Aaa       2,465,000     2,557,290
                                                                                                                        -----------
                                                                                                                          4,872,614
                                                                                                                        -----------

Alaska (1.8%)
   Anchorage, Alaska, General Obligation General Purpose Refunding Bonds   4.600%  02/01/2003     Aaa       1,505,000     1,512,796
   Municipality of Anchorage, Alaska, 1993 General Obligation Refunding
     School Bonds, Series B                                                4.900%  09/01/2003     Aaa       1,500,000     1,538,910
   Municipality of Anchorage, Alaska, 1994 General Obligation School
   Bonds                                                                   5.400%  07/01/2005     Aaa       1,100,000     1,176,329
   Municipality of Anchorage, Alaska, 2000 General Obligation General
     Purpose Bonds, Series A (Prerefunded to 1-1-2004 @ 100)               5.625%  09/01/2013     Aaa       1,500,000     1,704,630
   Matanuska-Susitna Borough, Alaska, General Obligation School Bonds,
     1999 Series A                                                         5.000%  03/01/2015     Aaa       1,565,000     1,611,981
                                                                                                                        -----------
                                                                                                                          7,544,646
                                                                                                                        -----------

Arizona (4.1%)
   Deer Valley Unified School District No. 97 of Maricopa County, Arizona,
     School Improvement Bonds, Project of 1992, Series A (1993)            5.125%  07/01/2004     Aaa       2,000,000     2,103,100
   Maricopa County, Arizona, Unified School District No. 69, Paradise
     Valley School Improvement Bonds, Series 1990A (Prerefunded to
     7-1-2003 @ 103)                                                       7.100%  07/01/2004     A1        1,000,000     1,062,270
   City of Phoenix, Arizona, General Obligation Refunding Bonds, Series
   1993 A                                                                  5.300%  07/01/2006     Aal       2,340,000     2,563,540
   Maricopa County, Arizona, Unified School District No. 69, Paradise
   Valley School
     Improvement Bonds, Series 1994A                                       7.100%  07/01/2008     A1        1,000,000     1,188,540
   Maricopa County, Arizona, Unified School District No. 69, Paradise
     Valley School Improvement Bonds, Series 1994A                         7.000%  07/01/2009     A1        1,200,000     1,437,780
   Maricopa County, Arizona, Unified School District No. 69, Paradise
     Valley School Improvement Bonds, Series 1994A                         7.000%  07/01/2010     A1        2,500,000     3,031,925
   Mesa Unified School District No. 4 of Maricopa County, Arizona,
   School
     Improvement Bonds, Project of 1995, Series D (1997) (Prerefunded to
     07-01-2007 @ 100)                                                     4.750%  07/01/2010     Aaa       4,250,000     4,607,255
   Salt River Project Arizona Agricultural Improvement and Power
     District, Arizona, Salt River Project Electric System Refunding
     Revenue Bonds, 2002 Series C                                          5.000%  01/01/2015     Aa2       1,000,000     1,054,630
                                                                                                                        -----------
                                                                                                                         17,049,040
                                                                                                                        -----------

Arkansas (1.8%)
   State of Arkansas, Federal Highway Grant Anticipation and Tax
     Revenue Bonds, General Obligation, Series 2002                        5.000%  08/01/2013     Aa2       5,000,000     5,369,063
   State of Arkansas, Federal Highway Grant Anticipation and Tax
     Revenue Bonds, General Obligation, Series 2002                        5.000%  08/01/2014     Aa2       2,000,000     2,123,340
                                                                                                                        -----------
                                                                                                                          7,492,403
                                                                                                                        -----------

California (4.4%)
   City of Los Angeles, California, Department of Water and Power,
     Electric Plant Refunding Revenue Bonds, Second Issue of 1993          4.800%  11/15/2004     Aa3       3,000,000     3,146,910
   State of California, Various Purpose, General Obligation Bonds          6.000%  10/01/2006     A1        2,000,000     2,239,000
   Sacramento County, California, Sanitary District Financing Authority
     Revenue Bonds, 1995 (Escrowed to Maturity)                            5.000%  12/01/2007     Aa3       2,830,000     3,112,972

                See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002


                                                                                                 Rating
                                                                           Coupon   Maturity    (Moody's    Principal
                                                                            rate      date     or S&P)(a)     amount       Value
                                                                           ------  ----------  ----------  ------------ ------------
Long-term Municipal Bonds (Cont.)

California (Cont.)
   Sacramento County, California, Sanitary District Financing Authority
     Revenue Bonds, 1995 (Prerefunded to 12-1-2007 @ 100)                  5.000%  12/01/2008    Aaa      $ 1,500,000  $  1,649,985
   State of California, Various Purpose, General Obligation Bonds          5.000%  02/01/2014    A1         5,000,000     5,217,600
   State of California, Various Purpose, General Obligation Bonds          5.250%  09/01/2015    A1         3,000,000     3,145,740
                                                                                                                       ------------
                                                                                                                         18,512,207
                                                                                                                       ------------

Colorado (5.6%)
   Jefferson County, Colorado, School District No. R-1 General
     Obligation Bonds, Series 1992 (Prerefunded to 12-15-2002 @ 101)       5.750%  12/15/2003    Aaa        2,000,000     2,022,660
   Arapahoe County School District # 6, Colorado, Littleton Public
     Schools General Obligation Improvement Bonds, Series 1995A            5.000%  12/01/2007    Aa2        2,000,000     2,198,480
   Cherry Creek School District No. 5, (Arapahoe County, Colorado),
     General Obligation Bonds, Series 1999                                 5.500%  12/15/2009    Aa1        2,000,000     2,256,820
   Mesa County Valley School District No. 51, County of Mesa, State of
     Colorado, General Obligation Bonds, Series 1996                       5.300%  12/01/2010    Aaa        2,540,000     2,739,923
   St. Vrain School District # R3-1J, Colorado, General Obligation,
     Series 1997                                                           5.000%  12/15/2012    Aaa        3,135,000     3,330,750
   City of Boulder, Colorado, Open Space Acquisition Refunding Bonds,
     Series 1999                                                           5.000%  08/15/2013    Aa1        1,855,000     1,970,696
   School District Number 12 Adams County, Colorado, (Adams 12 Five Star
     Schools), General Obligation Bonds, Series 2001A                      5.250%  12/15/2013    Aaa        3,000,000     3,270,960
   Weld County School District 6, Weld County, Colorado, General
     Obligation Bonds, Series 2002                                         5.250%  12/01/2014    Aaa        1,365,000     1,488,587
   El Paso County, Colorado, School District Number 2, Harrison, (El
     Paso County, Colorado) General Obligation Bonds, Series 2001          5.500%  12/01/2014    Aaa        1,135,000     1,250,282
   El Paso County, Colorado, School District Number 2, Harrison, (El
     Paso County, Colorado) General Obligation Bonds, Series 2001          5.500%  12/01/2015    Aaa        1,170,000     1,280,542
   Weld County School District 6, Weld County, Colorado, General
     Obligation Bonds, Series 2002                                         5.250%  12/01/2016    Aaa        1,530,000     1,641,277
                                                                                                                       ------------
                                                                                                                         23,450,977
                                                                                                                       ------------

Delaware (0.6%)
   The State of Delaware, General Obligation Bonds, Series 1994B
     (Prerefunded to 12-1-2004 @ 100)                                      6.000%  12/01/2011    Aaa        1,125,000     1,217,948
   The State of Delaware, General Obligation Bonds, Series 1994B
     (Prerefunded to 12-1-2004 @ 100)                                      6.000%  12/01/2012    Aaa        1,125,000     1,217,947
                                                                                                                       ------------
                                                                                                                          2,435,895
                                                                                                                       ------------

Florida (1.8%)
   State of Florida, State Board of Education, Public Education Capital
     Outlay Refunding Bonds, 1995 Series C                                 5.125%  06/01/2008    Aa2        2,000,000     2,124,340
   State of Florida, State Board of Education, Public Education Capital
     Outlay, Refunding Bonds, 1999 Series B                                5.500%  06/01/2016    Aa2        4,910,000     5,357,203
                                                                                                                       ------------
                                                                                                                          7,481,543
                                                                                                                       ------------

Georgia (7.0%)
   Municipal Electric Authority of Georgia, General Power Revenue Bonds,
     Series 1993 A (Escrowed to Maturity)                                  5.000%  01/01/2004    A2         1,500,000     1,552,320
   DeKalb County School District, Georgia, General Obligation Refunding
     Bonds, Series 1993                                                    5.100%  07/01/2004    Aa2        1,205,000     1,251,127

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002

                                                                                                Rating
                                                                        Coupon   Maturity      (Moody's    Principal
                                                                         rate      date       or S&P)(a)    amount         Value
                                                                        ------  ----------    ----------  -----------  ------------
Long-term Municipal Bonds (Cont.)

Georgia (Cont.)
     Forsyth County School District, Georgia, General Obligation
        Bonds, Series 1995 (Prerefunded to 7-1-2005 @ 102)              5.050%  07/01/2007      Aaa     $ 3,215,000    $ 3,519,236
     State of Georgia, General Obligation Bonds, Series 1996C           6.250%  08/01/2009      Aaa       3,590,000      4,192,725
     State of Georgia, General Obligation Bonds, Series 1995C           5.700%  07/01/2011      Aaa       2,000,000      2,270,180
     Gwinnett County Water 8, Sewer Authority, Georgia, Revenue Series
        1998                                                            5.000%  08/01/2011      Aaa       4,000,000      4,331,680
     State of Georgia, General Obligation Bonds, Series 1995B           5.750%  03/01/2012      Aaa       3,000,000      3,418,230
     State of Georgia, General Obligation Bonds, Series 1997A           6.250%  04/01/2012      Aaa       3,000,000      3,537,630
     State of Georgia, General Obligation Bonds, Series B               5.125%  05/01/2014      Aaa       5,000,000      5,349,950
                                                                                                                       -----------
                                                                                                                        29,423,078
                                                                                                                       -----------
Hawaii (1.9%)
     City and County of Honolulu, Hawaii, General Obligation Bonds,
        1996 Series A                                                   5.400%  09/01/2009      Aaa       1,775,000      1,952,393
     City and County of Honolulu, Hawaii, General Obligation Bonds,
        1996 Series A Prerefunded to 9-1-2008 @ 100)                    5.400%  09/01/2009      Aaa       2,225,000      2,490,910
     State of Hawaii, General Obligation Bonds of 1992, Series BW       6.375%  03/01/2011      Aa3       3,000,000      3,531,300
                                                                                                                       -----------
                                                                                                                         7,974,603
                                                                                                                       -----------
Idaho (0.4%)
     Joint School District No. 2, Ada & Canyon Counties, Idaho,
        General Obligation School Bonds, Series 1994                    5.000%  07/30/2004      Aa2       1,540,000      1,619,218
                                                                                                                       -----------
Illinois (6.2%)
     State of Illinois, General Obligation Refunding Bonds, Series of
        June 1993                                                       5.000%  06/01/2003      Aa2       2,000,000      2,036,140
     County of DuPage, Illinois, General Obligation Refunding Bonds
        (Alternate Revenue Source - Stormwater Project)                 5.100%  01/01/2004      Aaa       2,025,000      2,071,109
     State of Illinois, General Obligation Bonds, Series of September
        1996                                                            5.450%  09/01/2009      Aaa       4,000,000      4,393,280
     Forest Preserve District of Kane County, Kane County, Illinois,
        General Obligation Bonds, Series 1999                           5.000%  12/30/2011      Aa3       2,500,000      2,668,525
     School District Number 112 (North Shore), Lake County, Illinois,
        Refunding Scnool Bonds, Series 2002                             5.750%  12/01/2012      Aa1       3,750,000      4,288,125
     Lake County Forest Preserve District, Lake County, Illinois,
        General Obligation Land Acquisition and Development Bonds,
        Series 2000                                                     5.000%  12/15/2012      Aa1       2,000,000      2,125,220
     State of Illinois, General Obligation Bonds, Illinois, First
        Series of April 2001                                            5.375%  04/01/2013      Aaa       2,000,000      2,203,200
     DuPage County Forest Preserve District, Illinois, General
        Obligation, Series 1997 (Prerefunded 1-1-2003 @ 102)            4.900%  10/01/2013      Aaa       3,785,000      3,955,514
     Community Unit School District Number 200, DuPage County,
        Illinois (Wheaton-Warrenville), General Obligation School
        Building Bonds, Series 1999                                     5.050%  02/01/2015      Aaa       2,195,000      2,276,764
                                                                                                                       -----------
                                                                                                                        26,017,877
                                                                                                                       -----------
Indiana (16%)
     Indianapolis, Indiana, Local Public Improvement Bond Bank, Series
        1993A Bonds                                                     5.250%  01/10/2004      Aaa       2,000,000      2,047,560
     Southwest Allen, Indiana, High School Building Gorp., 1st
        Mortgage Refunding Bonds, Series 1996B                          4.850%  07/15/2006      Aaa       2,125,000      2,287,350
     Eagle-Union Community Schools Building Corporation, Boone County,
        Indiana, 1st Mortgage Refunding Bonds, Series 1999              4.875%  07/05/2015      Aaa       2,325,000      2,391,472
                                                                                                                       -----------
                                                                                                                         6,726,382
                                                                                                                       -----------

                See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002

                                                                                                   Rating
                                                                           Coupon    Maturity    (Moody's   Principal
                                                                            rate       date     or S&P)(a)    amount       Value
                                                                           ------   ----------  ---------- -----------   -----------
Long-term Municipal Bonds (Cont.)

Iowa (0.8%)
   Polk County, Iowa, Essential County Purpose General Obligation
     Bonds, Series 2001                                                    5.000%   06/01/2014      Aaa    $ 3,325,000   $ 3,462,921
                                                                                                                         -----------
Kansas (1.2%)
   Unified School District No. 383, Riley County, Kansas,
     (Manhattan-Ogden) General Obligation Refunding Bonds, Series 2001     5.000%   11/01/2014      Aaa      2,790,000     2,942,362
   Kansas Development Finance Authority, Kansas Water Pollution Control
     Revolving Fund Revenue Bonds (Prerefunded to 10-01-2008 @ 100)        5.500%   05/01/2015      Aa1      2,000,000     2,232,480
                                                                                                                         -----------
                                                                                                                           5,174,842
                                                                                                                         -----------
Kentucky (1.6%)
   Louisville and Jefferson County Metropolitan Sewer District
   (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds,
   Series 1999A                                                            5.500%   05/15/2009      Aaa      2,720,000     3,046,427
   Jefferson County, Kentucky, General Obligation Refunding Bonds,
   Series 1998A                                                            4.600%   12/01/2013      Aa2      1,665,000     1,744,304
   Jefferson County, Kentucky, General Obligation Refunding Bonds,
   Series 1998A                                                            4.700%   12/01/2014      Aa2      1,745,000     1,820,611
                                                                                                                         -----------
                                                                                                                           6,611,342
                                                                                                                         -----------
Louisiana (1.3%)
   State of Louisiana, General Obligation Bonds, Series 1997A              5.375%   04/15/2011      Aaa      5,000,000     5,417,600
                                                                                                                         -----------

Maryland (1.9%)
   Montgomery County, Maryland, General Obligation Consolidated
     Public Improvement, 1998 Series A                                     4.875%   05/01/2013      Aaa      3,410,000     3,609,417
State of Maryland, General Obligation Bonds, State and Local Facilities
   Loan of 2002, Second Series                                             5.500%   08/01/2014      Aaa      1,295,000     1,461,278
Baltimore County Maryland, General Obligation Bonds, Consolidated Public
   Improvement, Series 2002                                                5.000%   09/01/2014      Aaa      2,500,000     2,680,075
                                                                                                                         -----------
                                                                                                                           7,750,770
                                                                                                                         -----------
Michigan (3.4%)
   State of Michigan, General Obligation Bonds, Clean Michigan Initiative
     Program, Series 1999A                                                 5.500%   11/01/2009      Aaa      3,140,000     3,551,309
   Lake Orion Community School District, County of Oakland, State of
     Michigan, 2000 School Building and Site Bonds, (General Obligation -
     Unlimited Tax), Series A (Prerefunded to 5-1-2010 @ 100)              5.550%   05/01/2011      Aaa      2,500,000     2,821,375
   Northville Public Schools, Michigan, 1997 General Obligation School
     Building &Site & Refunding                                            5.100%   05/01/2011      Aaa      3,800,000     4,035,106
   Clarkston Community Schools, County of Oakland, State of Michigan,
     1998
     Refunding Bonds (General Obligation-Unlimited Tax)
   Avondale School District, Oakland County, Michigan, Refunding Bonds
     1999                                                                  4.850%   05/01/2012      Aaa      1,500,000     1,563,975
     [Unlimited Tax General Obligation)                                    4.850%   05/01/2015      Aaa      1,000,000     1,028,100
   Avondale School District, Oakland County, Michigan, Refunding Bonds
     1999 (Unlimited Tax General Obligation)                               4.900%   05/01/2016      Aaa      1,000,000     1,025,240
                                                                                                                         -----------
                                                                                                                          14,025,105
                                                                                                                         -----------

Minnesota (1.9%)
     County of Ramsey, Minnesota, General Obligation Capital Improvement
        Refunding Bonds, Series 1992C                                      5.400%   12/01/2002      Aaa      1,500,000     1,500,000
     State of Minnesota, General Obligation State Refunding Bonds of 1983  5.125%   08/01/2004      Aaa      3,215,000     3,287,145


                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002

                                                                                               Rating
                                                                       Coupon   Maturity      (Moody's   Principal
                                                                        rate      date       or S&P)(a)    amount        Value
                                                                       ------   --------     ----------  ---------     ------------
Long-term Municipal Bonds (Cont.)

Minnesota (Cont.)
   Wayzata Independent School District #284, Minnesota, General
     Obligation School Building Refunding, Series 1998A                  5.000%  02/01/2012     Aa1     $ 3,000,000    $  3,197,220
                                                                                                                       ------------
                                                                                                                          7,984,365
                                                                                                                       ------------
Mississippi (1.6%)
   City of Jackson, Mississippi, Water and Sewer Revenue Refunding
     Bonds, Series 1993-A                                                4.850%  09/01/2004     Aaa       2,000,000       2,063,520
   State of Mississippi, General Obligation Refunding Bonds, Series
     2001                                                                5.500%  09/01/2013     Aa3       2,000,000       2,236,820
   State of Mississippi, General Obligation Refunding Bonds, Series
     2002A (Prerefunded to 11-1-2010 @ 100)                              5.500%  12/01/2015     Aa3       2,000,000       2,238,720
                                                                                                                       ------------
                                                                                                                          6,539,060
                                                                                                                       ------------
Missouri (1.1%)
   The School District of St. Joseph,(St. Joseph, Missouri), General
     Obligation School Building Bonds, Series 2000,(Missouri Direct
      Deposit Program)                                                   5.450%  03/01/2011     AA+       1,375,000       1,529,811
   Missouri Highways and Transportation Commission, State Road Bonds,
     Series A 2001                                                       5.125%  02/01/2016     Aa2       3,000,000       3,160,890
                                                                                                                       ------------
                                                                                                                          4,690,701
                                                                                                                       ------------

Nebraska (3.2%)
   City of Lincoln, Nebraska, Water Revenue and Refunding Bonds,
     Series 1993                                                         4.900%  08/15/2003     Aa2       2,000,000       2,049,780
   Omaha Public Power District, Nebraska, Electric System Revenue
     Bonds, 1993 Series B                                                5.100%  02/01/2005     Aa2       1,500,000       1,593,780
   Omaha Public Power District, Nebraska, Electric System Revenue
     Bonds, 1992 Series B (Escrowed to maturity)                         6.150%  02/01/2012     Aa2       6,000,000       6,994,080
   Omaha Public Power District, Nebraska, Electric System Revenue
     Bonds, 2002, Series B                                               5.000%  02/01/2013     Aa2       2,500,000       2,682,700
                                                                                                                       ------------
                                                                                                                         13,320,340
                                                                                                                       ------------
New Jersey (1.9%)
   State of New Jersey, General Obligation Bonds, Various Purpose        5.250%  08/01/2014     Aa2       7,000,000       7,724,150
                                                                                                                       ------------
New York (0.5%)
   New York City, Municipal Water Finance Authority, Water and Sewer
     System Revenue Bonds, Fiscal 2003, Series D                         5.000%  06/15/2016     Aa2       2,000,000       2,075,860
                                                                                                                       ------------
North Carolina (2.2%)
   County of Buncombe, North Carolina, Refunding Bonds, Series 1993      5.100%  03/01/2004     Aa2       1,600,000       1,670,352
   Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds,
     Series 1995B (Prerefunded to 6-1-2005 @ 102)                        5.000%  06/01/2007     Aa2       1,325,000       1,445,681
   Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds,
     Series 1995B (Prerefunded to 06-01-2005 @ 102)                      5.100%  06/01/2008     Aa2       1,665,000       1,820,677
   County of Wake, North Carolina, General Obligation School Bonds,
     Series 1997                                                         4.900%  03/01/2009     Aaa       4,000,000       4,279,360
                                                                                                                       ------------
                                                                                                                          9,216,070
                                                                                                                       ------------

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                       PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002

                                                                                              Rating
                                                                         Coupon   Maturity   (Moody's    Principal
                                                                          rate      date     or S&P)(a)    amount        Value
                                                                        -------- ---------- ----------- -----------  --------------
Long-term Municipal Bonds (Cont.)

North Dakota (0.5%)

   Fargo, North Dakota, Water Revenue of 1993 (Escrowed to Maturity)     5.000%  01/01/2004     Aaa     $ 2,000,000   $  2,070,860
                                                                                                                     --------------
Ohio (5.4%)
   Hilliard City School District, Ohio, General Obligation
    (Unlimited Tax) School Improvement Bonds, Series 2000                5.300%  12/01/2010     Aa2       2,000,000      2,223,000
   State of Ohio, Higher Education Capital Facilities, General
     Obligation Bonds, Series 2000A                                      5.250%  02/01/2011     Aa1       2,000,000      2,181,580
   State of Ohio, Full Faith & Credit General Obligation
     Infrastructure Improvement Bonds, Series 1997                       5.350%  08/01/2012     Aa1       5,000,000      5,417,000
   Lakota Local School District, County of Butler, Ohio, General
     Obligation Unlimited Tax School Improvement and Refunding Bonds,
     Series 2001                                                         5.250%  12/01/2013     Aaa       2,780,000      3,018,385
   Mason City School District, Counties of Warren and Butler, Ohio,
     School Improvement Unlimited Tax General Obligation Bonds,
     Series 2001                                                         5.000%  12/01/2013     Aa2       2,000,000      2,122,440
   Delaware County, Ohio, General Obligation, Limited Tax, Sewer
     District Improvement Bonds, Series 1999                             4.900%  12/01/2015     Aaa       1,970,000      2,050,809
   Ohio State University (A State University of Ohio) General
     Receipts Bonds, Series 2002 A                                       5.250%  12/01/2016     Aa2       5,095,000      5,431,474
                                                                                                                     --------------
                                                                                                                        22,444,688
                                                                                                                     --------------

Oklahoma (1.5%)
   Oklahoma City, Oklahoma, General Obligation Bonds, Series 1993        5.150%  05/01/2003     Aa2       1,050,000      1,066,737
   Oklahoma City, Oklahoma, General Obligation Bonds, Series 1993        5.250%  05/01/2004     Aa2       1,050,000      1,066,600
   Oklahoma City, Oklahoma, General Obligation Refunding Bonds,
     Series 1993                                                         5.300%  08/01/2005     Aa2       2,000,000      2,160,800
   City of Tulsa, Oklahoma, general obligation Bonds, Series 1999
     (Prerefunded to 5-1-2003 @ 100)                                     5.250%  12/01/2009     Pa2       1,680,000      1,868,748
                                                                                                                     --------------
                                                                                                                         6,162,885
                                                                                                                     --------------

Oregon (3.5%)
   Portland, Oregon, Sewer System Revenue Refunding Bonds, 1997
     Series A                                                            5.000%  06/01/2011     Aaa       4,000,000      4,228,720
   Washington and Clackamas Counties School District #23J
     (Tigard-Tualatin), Oregon, General Obligation Bonds, Series
     1995 (Prerefunded to 6-1-2006 @ 100)                                5.550%  06/01/2011     Aa3       2,000,000      2,210,500
   Deschutes County, Oregon, Administrative School District Number 1
     (Bend-La Pine) General Obligation Bonds, Series 2001A               5.500%  06/15/2014     Aaa       3,500,000      3,829,490
   Gresham-Barlow School District No. 1OJt, Multnomah and Clackamas
     Counties, Oregon, General Obligation Bonds, Series 2001             5.500%  06/15/2014     Aaa       1,980,000      2,166,397
   Reynolds School District 7, Multnomah County, Oregon, General
     Obligation Refunding Bonds Series 2000                              5.000%  06/15/2015     Aaa       2,135,000      2,293,075
                                                                                                                     --------------
                                                                                                                        14,728,182
                                                                                                                     --------------

Pennsylvania (0.5%)
   Commonwealth of Pennsylvania, General Obligation Bonds,
     First Series of 2001                                                5.000%  01/15/2013     Aa2       2,000,000      2,133,540
                                                                                                                     --------------

South Carolina (2.5%)
   Charleston County, South Carolina, General Obligation Bonds of
     1994 (ULT) (Escrowed to Maturity)                                   5.400%  06/01/2005     Aa1       1,625,000      1,757,811
   State of South Carolina, General Obligation State Highway Bonds,
     Series 1995                                                         5.100%  08/01/2008     Aaa       1,700,000      1,823,726
   State of South Carolina, General Obligation State Highway Bonds,
     Series 1995                                                         5.250%  08/01/2009     Aaa       1,700,000      1,828,367
   City of Columbia, South Carolina, Waterworks and Sewer System
     Revenue Bonds, Series 1999                                          5.500%  02/01/2010     Aa2       2,675,000      2,977,222

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002

                                                                                                Rating
                                                                        Coupon   Maturity      (Moody's   Principal
                                                                         rate      date       or S&P)(a)    amount       Value
                                                                        ------   --------     ---------   ---------     --------
Long-term Municipal Bonds (Cont.)

South Carolina (Cont.)
   School District Number 1 of Richland County, South Carolina,
     General Obligation Bonds, Series 1999                              5.500%  03/01/2010    Aa1       $ 1,800,000    $ 2,011,518
                                                                                                                       -----------
                                                                                                                        10,398,644
                                                                                                                       -----------
South Dakota (1.1%)
   South Dakota, Housing Development Authority Homeownership Mortgage
     Bonds, 2001 Series D and 2001 Series E                             5.000%  05/01/2014    Aa1         4,680,000      4,787,874
                                                                                                                       -----------
Tennessee (5.1%)
   Nashville & Davidson County, Tennessee, General Obligation
     Refunding Bonds of 1993                                            5.000%  05/15/2003    Aa2         2,000,000      2,033,680
   Nashville & Davidson County, Tennessee, Water and Sewer Revenue
     Refunding Bonds, Series 1993                                       4.900%  01/01/2004    Aaa         1,500,000      1,555,635
   Nashville & Davidson County, Tennessee, General Obligation
     Refunding Bonds of 1993                                            5.000%  05/15/2005    Aa2         1,800,000      1,920,744
   Nashville & Davidson County, Tennessee, Water and Sewer Revenue
     Refunding Bonds, Series 1996                                       5.250%  01/01/2008    Aaa         4,500,000      4,925,430
   Williamson County Tennessee, General Obligation Bonds Public
     Improvement Refunding Bonds, Series 2000                           5.000%  03/01/2012    Aa1         2,435,000      2,626,220
   Nashville & Davidson County, Tennessee,                              5.000%  11/15/2013    Aa2         5,200,000      5,531,136
   Williamson County Tennessee, General Obligation Bonds Public
     Improvement Refunding Bonds, Series 2000                           5.000%  03/01/2014    Aa1         2,705,000      2,881,285
                                                                                                                       -----------
                                                                                                                        21,474,130
                                                                                                                       -----------
Texas (5.5%)
   Texas Public Finance Authority, State of Texas, General Obligation
     Refunding Bonds, Series 1992A                                      5.700%  10/01/2003    Aa1         2,000,000      2,070,760
   City of Dallas, Texas, Waterworks and Sewer System Revenue
     Refunding Bonds, Series 1993                                       4.900%  04/01/2004    Aa2         2,000,000      2,022,900
   Carrollton-Farmers Branch Independent School District (Dallas and
     Denton Counties, Texas) School Building Unlimited Tax Bonds,
     Series 1996 (Prerefunded to 02-15-2006 @ 100)                      5.200%  02/15/2008    Aaa         2,355,000      2,557,436
   Carrollton-Farmers Branch Independent School District (Dallas
     County, Texas) School Building Unlimited Tax Bonds, Series 1999    5.375%  02/15/2008    Aaa         1,000,000      1,101,070
   State of Texas, Public Finance Authority, General Obligation
     Refunding Bonds, Series 1996B                                      5.400%  10/01/2008    Aa1         3,000,000      3,255,960
   Carrollton-Farmers Branch Independent School District (Dallas
     County, Texas) School Building Unlimited Tax Bonds, Series 1999    5.500%  02/15/2009    Aaa         2,455,000      2,729,002
   Fort Worth Independent School District (Tarrant County, Texas),
     School Building Unlimited Tax Bonds, Series 2000                   5.500%  02/15/2010    Aaa         3,000,000      3,328,560
   City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds,
     New Series 2000A (Prerefunded to 2-1-2010 @ 100)                   5.750%  02/01/2012    Aa1         2,000,000      2,274,520
   McKinney Independent School District (Collin County, Texas), School
     Building Unlimited Tax Bonds, Series 2000                          5.125%  02/15/2012    Aaa         2,115,000      2,255,669
   Round Rock Independent School District, Williamson and Travis
     Counties, Texas, Unlimited Tax School Building and Refunding
     Bonds, Series 1999                                                 4.750%  08/01/2015    Aaa         1,250,000      1,272,662
                                                                                                                       -----------
                                                                                                                        22,868,539
                                                                                                                       -----------

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002

                                                                                                Rating
                                                                        Coupon   Maturity      (Moody's   Principal
                                                                         rate      date       or S&P)(a)    amount        Value
                                                                        ------   --------     ----------  ---------     ----------
Long-term Municipal Bonds (Cont.)

Utah (1.1%)
  Salt Lake County, Utah, General Obligation Jail Bonds, Series 1995
     (Prerefunded to 12-15-2005 @ 100)                                 5.000%    12/15/2007     Aaa     $ 2,780,000     $  3,015,494
  City of Provo, Utah County, Utah, General Obligation Library Bonds,
  Series 1999                                                          5.250%    03/01/2009     Aaa       1,300,000        1,425,632
                                                                                                                        ------------
                                                                                                                           4,441,126
                                                                                                                        ------------
Virginia (1.2%)
  Virginia Housing Development Authority, Commonwealth Mortgage        5.350%    01/01/2013     Aa1       2,885,000        3,006,978
     Bonds
  Virginia Public School Authority, School Financing Bonds (1997
     Resolution), Series 2001A                                         5.000%    08/01/2014     Aa1       2,000,000        2,120,500
                                                                                                                        ------------
                                                                                                                           5,127,478
Washington (5.5%)                                                                                                       ------------
  Washington Public Power Supply System Nuclear Project No. 3,
     Refunding Revenue Bonds, Series 1993C                             4.800%    07/01/2003     Aa1           2,000,000    2,038,900
  Federal Way School District No. 210, King County, Washington,
     Unlimited Tax General Obligation and Refunding Bonds, Series 1993 5.250%    12/01/2003     Aaa           2,520,000    2,615,710
  City of Seattle, Washington, Unlimited Tax General Obligation
     Refunding Bonds of 1993 (Prerefunded to 12-1-2002 @ 100)          4.800%    12/01/2004     Aaa           2,000,000    2,000,000
  Lakewood School District No. 306, Snohomish County, Washington,
     Unlimited Tax General Obligation Bonds, 2000                      5.550%    12/01/2010     Aa1           2,035,000    2,286,363
  State of Washington, General Obligation Bonds, Series 1993A          5.750%    10/01/2012     Aa1           4,435,000    5,012,259
  State of Washington, General Obligation Bonds, Series 1993A
     (Escrowed to Maturity)                                            5.750%    10/01/2012     Aa1              65,000       73,873
  City of Vancouver, Washington, Water and Sewer Revenue Refunding
     Bonds, 1998                                                       4.600%    06/01/2013     Aaa           1,000,000    1,021,630
  Seattle, Washington, Water System Revenue 1998                       5.000%    10/01/2013     Aa2           2,495,000    2,649,341
  City of Vancouver, Washington, Water and Sewer Revenue Refunding
     Bonds, 1998                                                       4.650%    06/01/2014     Aaa           2,055,000    2,091,291
  State of Washington, Variable Purpose General Obligation Refunding
     Bonds, Series R-99A                                               4.750%    01/01/2015     Aa1           3,000,000    3,038,820
                                                                                                                        ------------
                                                                                                                          22,828,187
                                                                                                                        ------------
West Virginia (0.6%)
  State of West Virginia, State Road General Obligation Bonds,
     Series 1998                                                       5.000%    06/01/2013     Aaa           2,540,000    2,691,689
                                                                                                                        ------------
Wisconsin (3.5%)
  State of Wisconsin, General Obligation Refunding Bonds of 1993,      5.300%    11/01/2003     Aa3           2,000,000    2,069,580
     Series 1
  State of Wisconsin, General Obligation Bonds of 1995, Series A
     (Prerefunded to 5-1-2005 @ 100)                                   6.000%    05/01/2008     Aaa           2,000,000    2,186,160
  State of Wisconsin, General Obligation Refunding Bonds of 1993,
     Series 2                                                          5.125%    11/01/2010     Aa3           2,500,000    2,733,750
  Dane County, Wisconsin, General Obligation Refunding Bonds,
     Series 1998B                                                      4.800%    03/01/2012     Aaa           2,180,000    2,267,985
  Dane County, Wisconsin, General Obligation Refunding Bonds,
     Series 1998B                                                      4.800%    03/01/2013     Aaa           2,220,000    2,296,079
  City of Appleton, Outagamie, Winnebago, and Calumet Counties,
     Wisconsin, Water System Revenue Refunding Bonds, Series 2001      5.375%    01/01/2016     Aaa           2,985,000    3,185,473
                                                                                                                        ------------
                                                                                                                          14,739,027
                                                                                                                        ------------

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                November 30, 2002

                                                                                         Rating
                                                                   Coupon    Maturity   (Moody's    Principal
                                                                    rate       date    or S&P)(a)     amount         Value
                                                                   ------    --------  ----------   ---------     ------------
Long-term Municipal Bonds (Cont.)

Wyoming (0.4%)
  Natrona County, Wyoming, School District No. 1 General
     Obligation Bonds, Series 1994 (Prerefunded to
     7-1-2004 @ 100)                                                5.450%  07/01/2006     Aaa      $1,600,000    $  1,693,856
                                                                                                                  ------------
 Total Long-term Municipal Bonds
  (cost $389,269,115)                                                                                              413,184,314
                                                                                                                  ------------

                                                                                                      Shares         Value
                                                                                                    ----------    ------------
Short-term Investments (0.2%)

  JP Morgan Vista Treasury Plus Money Market Fund                                                      980,740    $    980,740
                                                                                                                  ------------
Total Short-term Investments
  (cost $980,740)                                                                                                      980,740
                                                                                                                  ------------
TOTAL INVESTMENTS (99.1%)
  (cost $390,249,855)                                                                                              414,165,054

OTHER ASSETS, NET OF LIABILITIES (0.9%)                                                                              3,566,289
                                                                                                                  ------------
NET ASSETS (100.0%)                                                                                               $417,731,343
                                                                                                                  ============

(a) Ratings are not audited.

At November 30, 2002 net unrealized appreciation of $23,915,199 consisted of gross unrealized appreciation of $24,130,269 and gross unrealized depreciation of $215,070 based on cost of $390,249,855 for federal income tax purposes.

Long-term Municipal Bonds consisted of 15.12% Advanced Refund Bonds, 66.11% General Obligation Bonds, and 18.77% Municipal Revenue Bonds.

                 See accompanying notes to financial statements.

                       STATE FARM ASSOCIATES' FUNDS TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                November 30,2002

                                                                                                                      Municipal Bond
                                                                       Growth Fund     Balanced Fund   Interim Fund        Fund
                                                                      --------------   -------------   ------------   --------------
Assets
  Investments in securities

     At identified cost                                               $1,289,739,747    571,298,463     228,997,684     390,249,855
                                                                      ==============    ===========     ===========     ===========
     At value                                                         $2,219,643,842    818,983,086     237,735,420     414,165,054
   Receivable for:
     Dividends and interest                                                4,979,976      5,379,405       2,229,214       6,608,711
     Shares of the Fund sold                                               4,193,168        866,629         352,723         311,646
     Securities sold                                                               -              -       5,000,000               -
   Prepaid expenses                                                           32,558         12,708           3,952           7,192
                                                                      --------------    -----------     -----------     -----------
     Total assets                                                      2,228,849,544    825,241,828     245,321,309     421,092,603
                                                                      --------------    -----------     -----------     -----------

Liabilities and Net Assets
   Distributions to shareowners                                                    -              -       1,501,507       3,178,571
   Payable for:
     Shares of the Fund redeemed                                             404,958        203,149         405,656           4,557
     Manager                                                                 677,366        286,447         108,614         162,061
   Accrued liabilities                                                        23,093         15,184          12,048          16,071
                                                                      --------------    -----------     -----------     -----------
     Total Liabilities                                                     1,105,417        504,780       2,027,825       3,361,260
                                                                      --------------    -----------     -----------     -----------
   Net assets applicable to shares outstanding of common stock        $2,227,744,127    824,737,048     243,293,484     417,731,343
                                                                      --------------    -----------     -----------     -----------
   Fund shares outstanding                                                57,266,601     18,860,424      24,150,951      48,367,579

   Net asset value, offering price and redemption price per share     $        38.90          43.73           10.07            8.64
                                                                      ==============    ===========     ===========     ===========

Analysis of Net Assets
   Paid in capital                                                    $1,317,808,783    562,041,010     243,440,088     393,439,210
   Accumulated net realized gain (loss)                                  (44,701,924)    (6,438,788)     (8,884,340)        376,934
   Net unrealized appreciation                                           929,904,095    247,684,623       8,737,736      23,915,199
   Undistributed net investment income                                    24,733,173     21,450,203               -               -
                                                                      --------------    -----------     -----------     -----------
   Net assets applicable to shares outstanding                        $2,227,744,127    824,737,048     243,293,484     417,731,343
                                                                      ==============    ===========     ===========     ===========

                 See accompanying notes to financial statements

                       STATE FARM ASSOCIATES' FUNDS TRUST
                            STATEMENTS OF OPERATIONS

                                                                                          Growth Fund
                                                                                -----------------------------
Year ended November 30                                                              2002             2001
----------------------                                                          -------------    ------------
Investment Income:
   Dividends                                                                    $  38,095,532      35,265,342
   Interest                                                                           672,974       2,655,436
   Tax-exempt interest                                                                     --              --
                                                                                -------------    ------------
                                                                                   38,768,506      37,920,778
   Less: foreign withholding taxes                                                    458,708         448,741
                                                                                -------------    ------------
     Total investment income                                                       38,309,798      37,472,037

Expenses:
   Investment advisory and management fees                                          2,501,848       2,794,914
   Reports to shareowners                                                              78,384         143,771
   Trustees' fees                                                                      56,613          54,771
   Professional fees                                                                   52,355          98,751
   ICI dues                                                                            25,999          47,197
   Registration fees                                                                   19,888          15,340
   Fidelity bond expense                                                                8,911          11,410
   Custodian fees                                                                       6,800           9,287
   Security evaluation fees                                                             2,237           2,713
   Franchise taxes                                                                         --          20,235
   Proxy and related expense                                                               --         131,246
                                                                                -------------    ------------
     Total expenses                                                                 2,753,035       3,329,635
                                                                                -------------    ------------
Net investment income                                                              35,556,763      34,142,402

Realized and unrealized gain (loss):
   Net realized gain (loss) on sales of investments                               (44,701,924)     24,631,086
   Change in net unrealized appreciation or depreciation on investments          (268,550,825)   (358,088,495)
                                                                                -------------    ------------
Net realized and unrealized gain (loss) on investments                           (313,252,749)   (333,457,409)
                                                                                -------------    ------------
Net change in net assets resulting from operations                              $(277,695,986)   (299,315,007)
                                                                                =============    ============

                 See accompanying notes to financial statements.

          Balanced Fund                     Interim Fund                Municipal Bond Fund
  -----------------------------     ---------------------------     ---------------------------
     2002              2001            2002             2001           2002             2001
  -----------       -----------     ----------       ----------     ----------       ----------

    9,158,711         8,575,737             --               --             --               --
   18,982,130        20,557,414      8,471,999        8,230,286        123,488          372,015
            -                 -              -                -     19,298,807       18,326,519
  -----------       -----------     ----------       ----------     ----------       ----------
   28,140,841        29,133,151      8,471,999        8,230,286     19,422,295       18,698,534
      138,647           131,898              -                -              -                -
  -----------       -----------     ----------       ----------     ----------       ----------
   28 002,194        29,001,253      8,471,999        8,230,286     19,422,295       18,698,534


      996,056         1,058,609        267,254          215,026        480,253          448,515
       30,582            52,798          7,569            9,037          6,347            9,930
       20,458            18,874          4,443            2,938          9,763            7,790
       27,492            44,562         23,112           21,137         19,892           34,848
        9,378            15,441          2,018            1,916          4,396            5,545
       21,714             8,913         33,435           12,735         19,630           14,036
        4,021             6,638          1,225            2,818          2,114            3,996
        5,400             6,535          1,332            2,574          2,588            3,761
       10,426             8,907          1,314            1,429         41,621           42,364
            -            17,156              -           11,673              -           20,627
            -            43,388              -            5,338              -           15,906
  -----------       -----------     ----------       ----------     ----------       ----------
    1,125,527         1,281,821        341,702          286,621        586,604          607,318
  -----------       -----------     ----------       ----------     ----------       ----------
   26 876,667        27,719,432      8,130,297        7,943,665     18,835,691       18,091,216


   (5,130,260)        4,763,257         30,762       (1,179,218)       397,954           57,600
  (66,161,491)      (76,912,974)     3,200,947        5,657,338      5,480,862       11,244,514
  -----------       -----------     ----------       ----------     ----------       ----------
  (71,291,751)      (72,149,717)     3,231,709        4,478,120      5,878,816       11,302,114
  -----------       -----------     ----------       ----------     ----------       ----------
  (44,415,084)      (44,430,285)    11,362,006       12,421,785     24,714,507       29,393,330
  ===========       ===========     ==========       ==========     ==========       ==========

                See accompanying notes to financial statements.

                       STATE FARM ASSOCIATES' FUNDS TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             Growth Fund
                                                                                ------------------------------------
Year ended November 30                                                               2002                  2001
----------------------                                                          --------------        --------------
From operations:
   Net investment income                                                        $   35,556,763            34,142,402
   Net realized gain (loss)                                                        (44,701,924)           24,631,086
   Change in net unrealized appreciation or depreciation                          (268,550,825)         (358,088,495)
                                                                                --------------        --------------
Net change in net assets resulting from operations                                (277,695,986)         (299,315,007)

Undistributed net investment income included in price of shares issued and
redeemed                                                                               (24,452)               17,816

Distributions to shareowners from and in excess of:
   Net investment income                                                           (34,293,836)          (34,246,638)
   Net realized gain                                                               (24,631,086)           (8,445,081)
                                                                                --------------        --------------
Total distributions to shareowners                                                 (58,924,922)          (42,691,719)

From Fund share transactions:
   Proceeds from shares sold                                                       240,178,032           247,215,162
   Reinvestment of distributions                                                    56,719,873            41,061,671
                                                                                --------------        --------------
                                                                                   296,897,905           288,276,833
   Less payments for shares redeemed                                               269,297,332           252,177,650
                                                                                --------------        --------------
Net increase in net assets from Fund share transactions                             27,600,573            36,099,183
                                                                                --------------        --------------
Total increase (decrease) in net assets                                           (309,044,787)         (305,889,727)
                                                                                --------------        --------------

Net assets:
   Beginning of period                                                           2,536,788,914         2,842,678,641
                                                                                --------------        --------------
   End of period*                                                               $2,227,744,127         2,536,788,914
                                                                                ==============        ==============

*Including undistributed net investment income                                      24,733,173            23,494,698
                                                                                ==============        ==============

                See accompanying notes to financial statements.

                    Balanced Fund                           Interim Fund                         Municipal Bond Fund
         ----------------------------------        -----------------------------        ------------------------------------
              2002                 2001                 2002            2001                 2002                   2001
         -------------        -------------        -------------   -------------        -------------          -------------
            26,876,667           27,719,432            8,130,297       7,943,665           18,835,691             18,091,216
            (5,130,260)           4,763,257               30,762      (1,179,218)             397,954                 57,600
           (66,161,491)         (76,912,974)           3,200,947       5,657,338            5,480,862             11,244,514
         -------------        -------------        -------------   -------------        -------------          -------------
           (44,415,084)         (44,430,285)          11,362,006      12,421,785           24,714,507             29,393,330

               (48,955)             (53,507)                  --              --                   --                     --

           (27 363,132)         (27,266,950)          (8,130,297)     (7,943,665)         (18,835,691)           (18,091,216)
              (507,022)                  --                   --              --                   --                     --
         -------------        -------------        -------------   -------------        -------------          -------------
           (27,870,154)         (27,266,950)          (8,130,297)     (7,943,665)         (18,835,691)           (18,091,216)

            89,171,860           84,932,598          142,983,853     115,155,613           37,064,687             31,405,554
            26,632,543           26,043,663            7,595,335       7,031,398           13,978,215             13,367,831
         -------------        -------------        -------------   -------------        -------------          -------------
           115,804,403          110,976,261          150,579,188     122,187,011           51,042,902             44,773,385
           106,547,446           97,196,383           83,313,448      68,310,317           27,027,911             20,704,199
         -------------        -------------        -------------   -------------        -------------          -------------
             9,256,957           13,779,878           67,265,740      53,876,694           24,014,991             24,069,186
         -------------        -------------        -------------   -------------        -------------          -------------
           (63,077,236)         (57,970,864)          70,497,449      58,354,814           29,893,807             35,371,300
         -------------        -------------        -------------   -------------        -------------          -------------

           887,814,284          945,785,148          172,796,035     114,441,221          387,837,536            352,466,236
         -------------        -------------        -------------   -------------        -------------          -------------
           824,737,048          887,814,284          243,293,484     172,796,035          417,731,343            387,837,536
         =============        =============        =============   =============        =============          =============

            21,450,203           25,214,338                   --              --                   --                     --
         =============        =============        =============   =============        =============          =============

                See accompanying notes to financial statements.

                       STATE FARM ASSOCIATES' FUNDS TRUST

                          NOTES TO FINANCIAL STATEMENTS

1. Objective

The State Farm Associates' Funds Trust has four separate investment portfolios (the "Funds"). Each Fund has its own investment objective, investment policies, restrictions, and attendant risks.

The investment objective of the Growth Fund is long-term growth of capital which may be supplemented by income. The Fund seeks to achieve this objective by investing at least 80% of its assets in common stocks and other income producing equity securities.

The investment objective of the Balanced Fund is to seek long-term growth of principal while providing some current income. The Fund seeks to achieve its objective by investing approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Fund invests in bonds and preferred stocks to provide relative stability of principal and income.

The investment objective of the Interim Fund is the realization over a period of years of the highest yield consistent with relatively low price volatility. The Fund seeks to achieve its investment objective through investment in high quality debt securities with primarily short-term (six or seven years) and intermediate-term (up to fifteen years) maturities.

The investment objective of the Municipal Bond Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its investment objective through investment primarily in a diversified portfolio of Municipal Bonds with maturities of one to seventeen years.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

2. Significant accounting policies

 Securities valuation

Investments are stated at value. Stocks traded on domestic or foreign securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation on the exchange in which the security is traded most extensively or, if there are no reported sales on that day, at the last reported bid price for the day. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Trustees or their delegate.

 Securities transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized. Realized gains and losses from security transactions are reported on an identified cost basis.

 Change in accounting principle

As required, effective December 1, 2001, the Balanced and Interim Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to December 1, 2001, these Funds did not amortize premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in $4,537,243 and $2,134,691 reductions in cost of securities for the Balanced Fund and Interim Fund, respectively, and corresponding increases in net unrealized appreciation (depreciation), based on securities held by the Funds on December 1, 2001.

The effect of this change for the Balanced Fund for the twelve months ended November 30, 2002, was to decrease net investment income by $748,242, and increase net realized and unrealized gains and losses by $748,242.

The effect of this change for the Interim Fund for the twelve months ended November 30, 2002, was to decrease net investment income by $1,809,785, and increase net realized and unrealized gains and losses by $1,809,785.

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in presentation.

                       STATE FARM ASSOCIATES' FUNDS TRUST

 Securities purchased on a "when-issued" basis

The Municipal Bond Fund may purchase municipal bonds on a 'when-issued' basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2002, the Municipal Bond Fund had no outstanding when-issued securities.

 Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Bloomington, Illinois time). The net asset value per share is computed by dividing the total value of a Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

 Federal income taxes, dividends and distributions to shareowners

It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. Each Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund's respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund's fiscal year. Dividends and distributions payable to shareowners are recorded by the respective Fund on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the respective Fund.

The tax character of distributions for all Funds (including distributions declared but not yet paid) were the same as the distributions reflected in the statement of changes in net assets.

On December 19, 2002, the Growth Fund declared an ordinary income dividend of $0.335 per share to shareowners of record on December 19, 2002 (reinvestment date December 20, 2002).

On December 19, 2002, the Balanced Fund declared an ordinary income dividend of $0.73 per share to shareowners of record on December 19, 2002 (reinvestment date December 20, 2002).

On December 19, 2002, the Municipal Bond Fund declared a capital gain distribution of $0.00775 per share to shareowners of record on December 19, 2002 (reinvestment date December 20, 2002).

At November 30, 2002, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied, against future capital gains if any. If not applied the carryforwards will expire as follows:

  Expiration        Growth        Balanced         Interim
     year            Fund           Fund            Fund
  ----------        -------       --------         -------
     2003                 -              -         321,293
     2004                 -              -         363,957
     2005                 -              -         922,190
     2006                 -              -         994,996
     2007                 -              -         884,533
     2008                 -              -       3,819,121
     2009                 -              -       1,179,218
     2010       $44,701,924      6,438,788         399,032
     ----       -----------      ---------       ---------
     Total:     $44,701,924      6,438,788       8,884,340

The Interim Fund had a capital loss carryover of $335,277 which expired in 2002 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

The undistributed net investment income in accordance with federal tax regulations at November 30, 2002 for the Growth and Balanced Funds was $16,987,390 and $12,025,395 respectively. The difference between these amounts and the

                       STATE FARM ASSOCIATES' FUNDS TRUST
undistributed net investment income reported on the Statement of Assets and Liabilities primarly relates to the use of equalization.

The undistributed net investment income (including distributions declared but not yet paid) in accordance with federal tax regulations at November 30, 2002 for the Interim and Municipal Bond Funds was $1,501,507 and $3,178,571 respectively. The difference between these amounts and the undistributed net investment income reported on the Statement of Assets and Liabilities relates to distributions payable to shareowners at November 30, 2002.

 Equalization accounting

A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income for the Growth Fund and Balanced Fund. As a result, undistributed net investment income per share is unaffected by sales or redemptions of shares.

 Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with unrealized gains and losses on investment securities.

 Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

 Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

 Reclassification

Certain prior year amounts have been reclassified to conform to the current year presentation.

3. Transactions with affiliates

Each Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which each Fund pays the Manager an annual fee (computed on a daily Basis and paid quarterly) at the following rates:

   Growth Fund        .20% of the first $100 million of average net assets
                      .15% of the next $100 million of average net assets
                      .10% of the average net assets in excess of $200 million

   Balanced Fund      .20% of the first $100 million of average net assets
                      .15% of the next $100 million of average net assets
                      .10% of the average net assets in excess of $200 million

   Interim Fund       .20% of the first $50 million of average net assets
                      .15% of the next $50 million of average net assets
                      .10% of the average net assets in excess of $100 million

   Municipal Bond     .20% of the first $50 million of average net assets
      Fund            .15% of the next $50 million of average net assets
                      .10% of the average net assets in excess of $100 million

The Funds do not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager.

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Funds made no payments to their officers or trustees except for trustees' fees paid to or accrued for the Funds' independent trustees.

                       STATE FARM ASSOCIATES' FUNDS TRUST

4. Investment transactions

Investment transactions (exclusive of short-term instruments) for each of the fiscal years were as follows:

                                      Year ended        Year ended
                                     November 30,      November 30,
                                         2002              2001
                                    --------------    --------------
Growth Fund

  Purchases                          $163,867,248      196,260,873

  Proceeds from sales                 135,657,173      116,474,646

Balanced Fund

  Purchases                            55,900,116       89,974,852

  Proceeds from sales                  48,401,755       78,906,153

Interim Fund

  Purchases                            81,241,835       69,893,855

  Proceeds from sales                  17,036,797       22,500,000

Municipal Bond Fund

  Purchases                            87,165,205       44,054,006

  Proceeds from sales                  56,629,931       22,041,756

5. Fund share transactions

Proceeds and payments on Fund shares as shown in each Fund's Statement of Changes in Net Assets are in respect of the following number of shares:

                                       Year ended       Year ended
                                      November 30,     November 30,
                                          2002             2001
                                      ------------     ------------
Growth Fund

Shares sold                             5,886,463        5,371,786

Shares issued in reinvestment of
  ordinary income dividends and
  realized gain distributions           1,332,160          840,427
                                      -----------      -----------
                                        7,218,623        6,212,213

Less shares redeemed                    6,872,811        5,555,293
                                      -----------      -----------
Net increase in shares outstanding        345,812          656,920
                                      ===========      ===========
Balanced Fund

Shares sold                             2,022,244        1,767,977

Shares issued in reinvestment of
  ordinary income dividends and
  realized gain distributions             592,145          525,932
                                      -----------      -----------
                                        2,614,389        2,293,909

Less shares redeemed                    2,459,694        2,043,125
                                      -----------      -----------
Net increase (decrease) in shares
  outstanding                             154,695          250,784
                                      ===========      ===========
Interim Fund

Shares sold                            14,322,124       11,727,095

Shares issued in reinvestment of
  ordinary income dividends and
  realized gain distributions             765,893          720,600
                                      -----------      -----------
                                       15,088,017       12,447,695

Less shares redeemed                    8,382,730        6,982,130
                                      -----------      -----------
Net increase (decrease) in shares
  outstanding                           6,705,287        5,465,565
                                      ===========      ===========

Municipal Bond Fund

Shares sold                             4,303,461        3,687,722

Shares issued in reinvestment of
  ordinary income dividends and
  realized gain distributions           1,630,161        1,576,494
                                      -----------      -----------
                                        5,933,622        5,264,216

Less shares redeemed                    3,142,989        2,438,096
                                      -----------      -----------
Net increase (decrease) in shares
  outstanding                           2,790,633        2,826,120
                                      ===========      ===========

                  STATE FARM ASSOCIATES FUNDS TRUST GROWTH FUND

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

                                                                                              Year ended November 30,
                                                                                 2002       2001      2000        1999       1998
                                                                               --------   --------  --------    --------    -------
Net asset value, beginning of period                                           $  44.57      50.52     51.96       44.65      39.48

Income from Investment Operations
   Net investment income (a)                                                       0.61       0.60      0.65        0.62       0.61
   Net gain (loss) on investments (both realized and unrealized)                   5.25)     (5.79)    (1.21)       7.33       6.33
                                                                                -------   --------  --------    --------    -------
   Total from investment operations                                               (4.64)     (5.19)    (0.56)       7.95       6.94
                                                                                -------   --------  --------    --------    -------
Less Distributions
   Net investment income                                                          (0.60)     (0.61)    (0.65)      (0.59)     (0.64)
   Net realized gain                                                              (0.43)     (0.15)    (0.23)      (0.05)     (1.13)
                                                                                -------   --------  --------    --------    -------
   Total distributions                                                            (1.03)     (0.76)    (0.88)      (0.64)     (1.77)
                                                                                -------   --------  --------    --------    -------
Net asset value, end of period                                                 $  38.90      44.57     50.52       51.96      44.65
                                                                                =======   ========  ========    ========    =======
Total Return                                                                     (10.61)%   (10.41)%   (1.20)%     17.93%     18.17%

Ratios/Supplemental Data
Net assets, end of period (millions)                                           $2,227.7    2,536.8   2,842.7     2,786.4    2,285.5

Average net asset ratios
   Expenses                                                                        0.12%      0.13%     0.11%       0.12%      0.12%
   Net investment income                                                           1.51%      1.29%     1.16%       1.27%      1.47%

Portfolio turnover rate                                                               6%         5%        3%          2%         1%

(a) The per share data was calculated using the weighted average shares method in 2002 and 2001.

                See accompanying notes to financial statements.

                STATE FARM ASSOCIATES' FUNDS TRUST BALANCED FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                             Year ended November 30,
                                                                                 2002      2001     2O00     1999     1998
                                                                                ------    ------   ------   ------   ------
Net asset value, beginning of period                                            $47.46     51.25    52.79    49.54    46.09

Income from Investment Operations
   Net investment income (a) (b)                                                  1.42      1.48     1.50     1.51     1.54
   Net gain (loss) on investments (both realized and unrealized)                 (3.67)    (3.80)   (0.91)    3.23     4.14
                                                                                ------    ------   ------   ------   ------
   Total from investment operations                                              (2.25)    (2.32)    0.59     4.74     5.68
                                                                                ------    ------   ------   ------   ------
Less Distributions
   Net investment income                                                         (1.45)    (1.47)   (1.56)   (1.47)   (1.54)
   Net realized gain                                                             (0.03)        -    (0.57)   (0.02)   (0.69)
                                                                                ------    ------   ------   ------   ------
   Total distributions                                                           (1.48)    (1.47)   (2.13)   (1.49)   (2.23)
                                                                                ------    ------   ------   ------   ------
Net asset value, end of period                                                   43.73     47.46    51.25    52.79    49.54
                                                                                ======    ======    =====    =====    =====
Total Return                                                                     (4.81)%   (4.63)%   0.97%    9.72%   12.72%

Ratios/Supplemental Data
Net assets, end of period (millions)                                             824.7     887.8    945.8    990.7    893.2

Average net asset ratios
   Expenses                                                                       0.13%     0.14%    0.13%    0.13%    0.14%
   Net investment income (b)                                                      3.18%     3.05%    2.74%    2.96%    3.34%

Portfolio turnover rate                                                              6%        9%       5%       5%       2%

(a) The per share data was calculated using the weighted average shares method in 2002 and 2001.
(b) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.09%. Per share, ratios, and supplemental data for periods prior to November 30, 2002, have not been restated to reflect this change in presentation.

                 See accompanying notes to financial statements.

                STATE FARM ASSOCIATES' FUNDS TRUST INTERIM FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                               Year ended November 30,
                                                                                   2002     2001     2000     1999      1998
                                                                                  ------   ------   ------   ------    ------
Net asset value, beginning of period                                              $ 9.90     9.55     9.47     9.98      9.85

Income from Investment Operations
   Net investment income (a)                                                        0.43     0.56     0.63     0.64      0.68
   Net gain (loss) on investments (both realized and unrealized)                    0.17     0.35     0.08    (0.51)     0.13
                                                                                  ------   ------   ------   ------    ------
   Total from investment operations                                                 0.60     0.91     0.71     0.13      0.81
                                                                                  ------   ------   ------   ------    ------
Less Distributions
   Net investment income                                                           (0.43)   (0.56)   (0.63)   (0.64)    (0.68)
                                                                                  ------   ------   ------   ------    ------
   Total distributions                                                             (0.43)   (0.56)   (0.63)   (0.64)    (0.68)
                                                                                  ------   ------   ------   ------    ------
Net asset value, end of period                                                    $10.07     9.90     9.55     9.47      9.98
                                                                                  ======   ======   ======   ======    ======
Total Return                                                                        6.18%    9.73%    7.70%    1.35%     8.31%

Ratios/Supplemental Data
Net assets, end of period (millions)                                              $243.3    172.8    114.4    151.6     154.1

Average net asset ratios
   Expenses                                                                         0.18%    0.20%    0.20%    0.20%     0.21%
   Net investment income (a)                                                        4.23%    5.67%    6.66%    6.63%     6.80%

Portfolio turnover rate                                                                9%      17%      12%      12%       14%

(a) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. The effect of this change for the year ended November 30, 2002, was to decrease net investment income per share by $0.07, increase net realized and unrealized gains and losses per share by $0.07, and decrease the ratio of net investment income to average net assets by 0.94%. Per share, ratios, and supplemental data for periods prior to November 30, 2002, have not been restated to reflect this change in presentation.

                 See accompanying notes to financial statements.

             STATE FARM ASSOCIATES' FUNDS TRUST MUNICIPAL BOND FUND

                               FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                             Year ended November 30,
                                                                                  2002      2001     2O00     1999      1998
                                                                                 ------    ------   ------   ------    ------
Net asset value, beginning of period                                             $ 8.51      8.24     8.12     8.55      8.43

Income from Investment Operations
   Net investment income                                                           0.40      0.41     0.42     0.43      0.45
   Net gain (loss) on investments (both realized and unrealized)                   0.13      0.27     0.12    (0.43)     0.12
                                                                                 ------    ------   ------   ------    ------
   Total from investment operations                                                0.53      0.68     0.54        -      0.57
                                                                                 ------    ------   ------   ------    ------
Less Distributions
   Net investment income                                                          (0.40)    (0.41)   (0.42)   (0.43)    (0.45)
                                                                                 ------    ------   ------   ------    ------
   Total distributions                                                            (0.40)    (0.41)   (0.42)   (0.43)    (0.45)
                                                                                 ------    ------   ------   ------    ------
Net asset value, end of period                                                   $ 8.64      8.51     8.24     8.12      8.55
                                                                                 ======   =======   ======   ======    ======
Total Return                                                                       6.34%     8.39%    6.87%    0.04%     6.82%

Ratios/Supplemental Data
Net assets, end of period (millions)                                             $417.7     387.8    352.5    358.6     363.1

Average net asset ratios
   Expenses                                                                        0.14%     0.16%    0.15%    0.16%     0.15%
   Net investment income                                                           4.65%     4.84%    5.23%    5.20%     5.29%

Portfolio turnover rate                                                              14%        6%       7%      10%        6%

                 See accompanying notes to financial statements.

                                TAX INFORMATION

State Farm Growth Fund

The Fund paid ordinary income dividends of $.29 per share in June 2002 and $.335 per share in December 2002. Of these dividends, 89.43% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

In December 2002 the Fund did not make a capital gain distribution.

The amount of the dividends paid to you will be included on the Form 1099-DIV to be sent in January 2003.

State Farm Balanced Fund

The Fund paid ordinary income dividends of $.71 per share in June 2002 and $.73 per share in December 2002. Of these dividends, 28.55% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

In December 2002 the Fund did not make a capital gain distribution.

The amount of the dividends paid to you will be included on the Form 1099-DIV to be sent in January 2003.

State Farm Interim Fund

The Fund paid ordinary income dividends in March, June, September, and December. The amount of the dividends paid to you will be included on the Form 1099-DIV to be sent in January 2003.

Since the Fund's investment income was derived from interest, none of the taxable portion of the Fund's distributions are eligible for the dividends received deduction for corporations.

State Farm Municipal Bond Fund

The Fund paid ordinary income dividends in March, June, September and December. Of those dividends, 99.34% in March, 99.53% in June, 98.99% in September and 99.70% in December are designated as exempt-interest dividends.

Since the Fund's investment income was derived from interest, none of the taxable portion of the Fund's distributions are eligible for the dividends received deduction for corporations.

In December 2002 the Fund made a capital gain distribution of $.00776 per share.

The amount of taxable dividends paid to you will be included on the Form 1099-DIV to be sent in January 2003.

NOTE: The taxable portion of the dividends and distributions paid to you must be included in your federal income tax return and must be reported by the Funds to the Internal Revenue Service in accordance with provisions of the Internal Revenue Code. The tax-exempt status of dividends derived from interest on municipal bonds for federal income tax purposes does not necessarily result in exemption from any state or local income taxes or other taxes.

  State Farm Mutual Funds
 Three State Farm Plaza, R-4                                     U.S. POSTAGE
 Bloomington, IL 61791-001                                           PAID
FORWARDING SERVICE REQUESTED                                      STATE FARM
                                                             INSURANCE COMPANIES

                                                              PRESORTED STANDARD




                                 [LOGO] Mutual
                                        Funds(TM)

                 State Farm Mutual Funds(TM) are not insurance
                          products and are offered by:
                        State Farm VP Management Corp,
               Underwriter and Distributor of Securities Products
                              One State Farm Plaza
                        Bloomington, Illinois 61710-0001
                                 1-800-447-0740


                             Not       . No Bank Guarantee
                             FDIC      . May Lose Value
                             Insured